Exhibit 10.3

PATHMARK STORES, INC. SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

(continued)

(continued)

(continued)

SGC SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

PREAMBLE

Effective October 30, 1966, Supermarkets General Corporation adopted the Supermarkets General Corporation Profit Sharing Plan for the benefit of its eligible employees and the eligible employees of its subsidiaries which elected to participate in the Plan. The Profit Sharing Plan was subsequently amended from time to time and was amended and restated as of January 1, 1978. Effective April 1, 1983, the Profit Sharing Plan was amended and restated as the Supermarkets General Corporation Savings Plan (the “Plan”). Through corporate restructuring effective October 22, 1993, Supermarkets General Corporation became known as Pathmark Stores, Inc. and the Plan was subsequently renamed the SGC Savings Plan. The Plan is intended to comply with the applicable requirements of the Internal Revenue Code of 1986 and the Employee Retirement Income Security Act of 1974, both as amended.

Effective as of January 1, 1989, the Plan was amended and restated to comply with the applicable requirements of the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Unemployment Compensation Amendments of 1992 and the Omnibus Budget Reconciliation Act of 1993.

This amended and restated Plan is intended to comply with the applicable requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994, the Retirement Protection Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000. Except as otherwise expressly provided, this amended and restated Plan is effective as of January 1, 2001.

Except as otherwise expressly provided, the rights of any participant who terminates employment (and his/her beneficiary) shall be determined under the provisions of the Plan as in effect on the date of such termination.

Special provisions applicable to certain groups of participants may be set forth in one or more Appendices to the Plan. In the event of a conflict between the provisions of an Appendix and the other provisions of this Plan, the provisions of such Appendix shall govern.

ARTICLE I
DEFINITIONS

The following terms as used herein shall have the following meaning in the Plan unless a different meaning is plainly required by the context:

1.1 Account or Accounts shall mean an account or accounts, including subaccounts, setting forth a Participant’s interest in the Trust Fund, as provided in Section 4.2.

1.2 Administrative Committee shall mean the committee appointed by the Company pursuant to, and having the responsibilities specified in, Article VIII.

1.3 After-Tax Contributions shall mean a Participant’s Employee after-tax contributions made in accordance with Section 3.2.

1.4 After-Tax Matched Contributions shall mean a Participant’s After-Tax Contributions with respect to which Employer Matching Contributions are made in accordance with Section 3.1(b).

1.5 After-Tax Matched Contribution Subaccount shall mean that portion of the Employer and Matched Employee Contribution Account of a Participant representing his/her After-Tax Matched Contributions and any allocable income, expenses, gains, losses or distributions.

1.6 After-Tax Unmatched Contributions shall mean a Participant’s After-Tax Contributions which are not After-Tax Matched Contributions.

1.7 After-Tax Unmatched Contribution Account shall mean the Account of a Participant described in Section 4.2(b).

1.8 Beneficiary shall mean the person, persons or entity entitled to receive any benefits payable under the Plan in the event of a Participant’s death, as determined under Section 7.2.

1.9 Cash Out Valuation Date shall mean the date or dates designated by the Administrative Committee for valuing the Accounts of Participants who have terminated employment or died for purposes of applying the involuntary cash out provisions of Article VII.

1.10 Code shall mean the Internal Revenue Code of 1986, as amended, and any successor statute. Reference to a specific provision of the Code shall include such provisions and any applicable regulation pertaining thereto.

1.11 Company shall mean Pathmark Stores, Inc. or any predecessor or successor entity.

1.12 Compensation shall mean the total amount of a Participant’s cash compensation subject to Federal income tax withholding which is paid directly by an Employer to the Participant for service as an Employee and any amounts contributed to or under a plan or arrangement maintained by an Employer under Code Section 125, 132(f) or 401(k) pursuant to a salary reduction election made by the Participant, but excluding (a) any compensation under any stock option or stock purchase plan, (b) any cash payments made under a bonus, incentive or similar plan in lieu of the distribution of stock, (c) payments under supplemental unemployment plans or other severance arrangements, retirement arrangements, and termination allowances, (d) reimbursement for expenses, such as moving expenses, travel pay, and tax assistance payments, (e) cash payments received under a flexible benefit program, and (f) any other prizes, merchandise awards, special incentives or cash awards. Notwithstanding any provision in this Plan to the contrary, the amount of a Participant’s Compensation taken into account under the Plan for any Plan Year shall not exceed the adjusted $150,000 limit of Code Section 401(a)(17) in effect for such year.

1.13 Eligible Employee shall mean any Employee of an Employer who is reported on the Employer’s payroll records as an employee of the Employer, other than: (a) any Employee included in a unit of employees covered by a collective bargaining agreement between the Employer and an employee representative (not including any organization more than half of whose members are owners, officers or executives of the Employer) in the negotiation of which retirement benefits were the subject of good faith bargaining, unless such bargaining agreement provides for participation in the Plan; (b) any Employee who is a non-resident alien and who receives no earned income from the Employer which constitutes income from sources within the United States; (c) any “leased employee” within the meaning of Code Section 414(n)(2); or (d) any Employee at one or more Employment Units of an Employer designated by the Company as ineligible to participate in the Plan pursuant to Section 2.3. An individual who performs services for an Employer but is not reported on the Employer’s payroll records as an employee of the Employer (including, but not limited to, an individual who is classified by the Employer as an independent contractor or who is on the payroll of any person or organization which is not an Employer, such as a temporary help, staffing, employee leasing, or professional employer organization) shall not be an Eligible Employee for any period before he/she is reported on the Employer’s payroll records as an employee of the Employer even if he/she is determined by a court or government agency to be an employee of the Employer for any purpose.

1.14 Eligibility Break-in-Service shall mean an Eligibility Computation Period in which an Employee completes less than 501 Hours of Service. Solely for purposes of determining whether an Eligibility Break-in-Service has occurred, an Employee who is absent from work for any period by reason of (i) the Employee’s pregnancy; (ii) the birth of a child of the Employee; (iii) the placement of a child with the Employee for adoption by such Employee; or (iv) the caring for such child immediately following such birth or adoption, shall be credited with the lesser of (1) the Hours of Service which would normally have been credited to the Employee but for such absence or (2) 501 Hours of Service. The Hours of Service required to be credited under the preceding sentence must be credited (1) in the Eligibility Computation Period in which the absence begins if such Hours of Service are needed to prevent a one year Eligibility Break-in-Service, or (2) in any other case, in the following Eligibility Computation Period. In addition, an Employee who is on an unpaid leave of absence covered by the federal Family and Medical Leave Act of 1993, as amended, shall be credited with the Hours of Service which would normally have been credited to the Employee but for such absence solely for purposes of determining whether an Eligibility Break-in-Service has occurred.

1.15 Eligibility Computation Period shall mean (a) initially the twelve consecutive month period beginning on an Employee’s Employment Commencement Date or Re-employment Commencement Date, as applicable, and (b) thereafter, any Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee’s Employment Commencement Date or Re-employment Commencement Date, as applicable.

1.16 Eligibility Year of Service shall mean an Eligibility Computation Period in which an Employee completes at least 1,000 Hours of Service.

1.17 Employee shall mean any individual who, under the usual common law rules applicable in determining the employer-employee relationship, has the status of an employee of the Company or a Subsidiary or who is a “leased employee,” within the meaning of Code Section 414(n)(2), of the Company or an ERISA Affiliate. Notwithstanding the preceding sentence, if such leased employees do not constitute more than twenty percent of the non-highly compensated work force of the Company and its ERISA Affiliates, within the meaning of Code Section 414(n)(5)(C)(ii), the term “Employee” shall not include those leased employees covered by a plan described in Code Section 414(n)(5).

1.18 Employer shall mean the Company and each Subsidiary which adopts this Plan with the approval of the Company pursuant to Section 10.9. Effective January 1, 2001, only an ERISA Affiliate may adopt this Plan.

1.19 Employer and Matched Employee Contribution Account shall mean the Account of a Participant described in Section 4.2(a).

1.20 Employer Matching Contributions shall mean Employer contributions made in accordance with Section 3.1(b) with respect to a Participant’s Pre-Tax Contributions or After-Tax Contributions.

1.21 Employer Matching Contribution Subaccount shall mean that portion of the Employer and Matched Employee Contribution Account of a Participant representing Employer Matching Contributions made on his/her behalf and any allocable income, expenses, gains, losses, forfeitures or distributions.

1.22 Employment Commencement Date shall mean the date on which an Employee first completes an Hour of Service.

1.23 Employment Unit shall mean an identifiable division, subdivision, plant, location, or group of Employees of the Employer.

1.24 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA shall include such provision and any applicable regulation pertaining thereto.

1.25 ERISA Affiliate shall mean any entity (other than the Company) while it is:

(a) a member of a “controlled group of corporations,” within the meaning of Code Section 414(b), with the Company;

(b) a trade or business (whether or not incorporated) under “common control,” within the meaning of Code Section 414(c), with the Company;

(c) a member of an “affiliated service group,” within the meaning of Code Section 414(m), with the Company; or

(d) any other entity required to be aggregated with the Company pursuant to Code Section 414(o).

1.26 Hardship shall mean an immediate and heavy financial need, as determined and designated as such by the Administrative Committee in accordance with Section 6.2.

1.27 Highly Compensated Employee shall mean, with respect to any Plan Year beginning on or after January 1, 1997, any individual who is an Employee of the Company or an ERISA Affiliate during the Plan Year and either:

(a) during the prior Plan Year had compensation from the Company and its ERISA Affiliates in excess of $80,000 (as adjusted pursuant to Code Section 415(d)) and, if elected by the Administrative Committee, was in the top-paid 20% of Employees of the Company and its ERISA Affiliates for such prior Plan Year; or

(b) was a 5% owner of the Company or an ERISA Affiliate at any time during the Plan Year or the prior Plan Year.

The determination of who is a Highly Compensated Employee, including the determination of the top-paid 20% of Employees and the compensation that is considered, will be made in accordance with Code Section 414(q).

1.28 Hour of Service shall mean:

(a) Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Company or a Subsidiary;

(b) Each hour for which an Employee is awarded back pay by the Company or a Subsidiary, irrespective of mitigation of damages. The same Hours of Service shall not be credited under subsection (a), (c), (d) or (e), as the case may be, and this subsection (b);

(c) Each regularly scheduled working hour (exclusive of overtime) for which an Employee is paid, or entitled to payment, by the Company or a Subsidiary on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability or pregnancy), layoff, jury duty, military duty or leave of absence;

(d) Each regularly scheduled working hour (exclusive of overtime) which would constitute an Hour of Service under subsection (a) or (c) but for the Employee’s absence for service in the armed forces of the United States during a period in which he/she has reemployment rights under applicable law, provided, that such Employee (i) retains such reemployment rights upon discharge from such service (determined after taking into account the terms of such discharge), and (ii) reenters the employ of the Company or a Subsidiary within 90 days after such discharge (or within such longer period during which he/she has reemployment rights protected by law);

(e) Each regularly scheduled working hour (exclusive of overtime) which would constitute an Hour of Service under such subsection (a) or (c) hereof but for the Employee’s unpaid leave of absence approved by the Company or a Subsidiary either prospectively or retroactively, in accordance with a policy applied on a uniform and nondiscriminatory basis to all Employees similarly situated; and

(f) Notwithstanding any other provision of this Plan, Hours of Service otherwise required to be credited pursuant to subsections (c) or (e) shall be subject to the following limitations:

(i)	No more than 501 Hours of Service shall be credited on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

(ii)	An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen’s compensation, or unemployment compensation or disability insurance laws;

(iii)	Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

(iv)	A payment shall be deemed to be made by or due from the Company or a Subsidiary regardless of whether such payment is made by or due from the Company or Subsidiary directly, or indirectly through, among others, a trust, fund, or insurer, to which the Company or Subsidiary contributes or pays premiums.

An Employee for whom Hours of Service are not counted and recorded shall be credited with 45 Hours of Service for each week for which such Employee is credited with at least one Hour of Service.

The rules for crediting Hours of Service set forth in Department of Labor Regulation Section 2530.200b-2, as such may be amended from time to time, are hereby incorporated by reference. The Administrative Committee shall determine Hours of Service in accordance with such rules, presumptions and procedures, uniformly applied on a non-discriminatory basis, as it shall adopt, consistent with such regulations.

1.29 Investment Fund shall mean any of the investment funds established and maintained under the Trust Fund pursuant to Section 4.3.

1.30 Non-Highly Compensated Employee shall mean, with respect to any Plan Year beginning on or after January 1, 1997, an Employee of the Company or an ERISA Affiliate who is not a Highly Compensated Employee.

1.31 Normal Retirement Age shall mean age 65.

1.32 Participant shall mean an Eligible Employee who has commenced participation in the Plan as provided in Article II or any other Employee or former Employee who has an Account balance under the Plan.

1.33 Payroll Period shall mean, as to each Employment Unit, each period with respect to which Compensation is paid to its Employees.

1.34 Period of Severance shall mean a period beginning on an Employee’s Severance Date and ending on the first date on which the Employee again completes an Hour of Service. In the case of an Employee who is absent from work by reason of (i) the Employee’s pregnancy; (ii) the birth of a child of the Employee; (iii) the placement of a child with the Employee for adoption by the Employee; or (iv) the caring for such child immediately following such birth or adoption, his/her Severance Date shall be the second 12-month anniversary of the initial date of his/her absence.

1.35 Permanent Disability shall mean a Participant’s inability, by reason of illness (physical or mental), accident or injury, to perform duties comparable to those which he/she was assigned prior to his/her illness, accident or injury, which inability is likely to be permanent or of indefinite duration, as determined by the Administrative Committee on the basis of medical evidence satisfactory to it.

1.36 Plan shall mean the SGC Savings Plan, as amended from time to time.

1.37 Plan Year shall mean the calendar year.

1.38 Pre-Tax Contributions shall mean Employer contributions made on behalf of a Participant pursuant to a Salary Deferral Agreement in accordance with Code Section 401(k) and Section 3.1(a).

1.39 Pre-Tax Contribution Subaccount shall mean that portion of the Employer and Matched Employee Contribution Account of a Participant representing his/her Pre-Tax Contributions and any allocable income, expenses, gains, losses or distributions.

1.40 Profit Sharing Plan shall mean the Supermarkets General Corporation Profit Sharing Plan prior to its amendment and restatement effective as of April 1, 1983.

1.41 Profit Sharing Subaccount shall mean that portion of the Employer and Matched Employee Contribution Account of a Participant representing employer contributions made to the Profit Sharing Plan on his/her behalf and any allocable income, expenses, gains, losses or distributions.

1.42 Re-employment Commencement Date shall mean the first date, following a Period of Severance or an Eligibility Break-in-Service, as applicable, on which an Employee again completes an Hour of Service

1.43 Rollover Contribution shall mean a contribution to the Plan of all or a portion of a distribution from a tax-qualified plan or an individual retirement account or annuity funded solely by a distribution from a tax-qualified plan which is eligible to be rolled over to the Plan under Code Section 402 or 408 and which is made in accordance with the requirements for a rollover contribution of such Code Section and in accordance with Section 3.3.

1.44 Rollover Contribution Account shall mean the Account of a Participant described in Section 4.2(c).

1.45 Salary Deferral Agreement shall mean an agreement between a Participant and the Employer whereby the Participant elects, in the form and manner designated by the Administrative Committee, to have his/her Compensation reduced and the Employer agrees to contribute such amount to the Plan on behalf of the Participant in a manner intended to satisfy the requirements of Code Section 401(k).

1.46 Severance Date shall mean the earlier of (i) the date of an Employee’s Termination of Employment or death or (ii) the first anniversary of the first date that the Employee was absent (with or without pay) for any other reason, such as vacation, holiday, sickness, disability, leave of absence, or layoff; provided, however, that a leave of absence for service in the armed forces of the United States during which re-employment rights are protected by law shall not be deemed a Severance Date unless the Employee fails to return within the time prescribed by law.

1.47 Subsidiary shall mean (a) any corporation of which 50% or more of the total combined voting power of all classes of stock entitled to vote is owned at the time of reference, directly or indirectly, by the Company; (b) any partnership or joint venture in which the Company or a subsidiary owns at least 50% interest in capital or profits, that the Administrative Committee designates as a “Subsidiary” for purposes of this Plan; or (c) any ERISA Affiliate.

1.48 Surviving Spouse shall mean the person, if any, married to a Participant on the date of the Participant’s death.

1.49 Termination of Employment shall mean any voluntary or involuntary termination of employment from the Company and its Subsidiaries. A transfer between employment by the Company and employment by a Subsidiary, or between employment by Subsidiaries, shall not be deemed a Termination of Employment. A leave of absence authorized by the Company or a Subsidiary or a leave of absence for service in the armed forces of the United States during which re-employment rights are protected by law shall not be deemed a Termination of Employment unless the Employee fails to return immediately following the end of such absence or, in the case of a military service absence, within the time prescribed by law.

1.50 Trust Agreement shall mean the agreement by and between the Company and the Trustee under which this Plan is funded, as such agreement may be amended from time to time.

1.51 Trust Fund shall mean the fund created by the Trust Agreement to which contributions shall be made and from which payments and distributions shall be made under the Plan.

1.52 Trustee shall mean the trustee or trustees from time to time appointed by the Company to hold and administer the Trust Fund.

1.53 Valuation Date shall mean the last day of each month and each other date as may be specified by the Administrative Committee.

1.54 Vesting Service shall mean, subject to Section 5.2, the period or periods of service (whether or not continuous) commencing on an Employee’s Employment Commencement Date or Re-employment Commencement Date, as applicable, and ending on the Employee’s next following Severance Date. If an Employee is rehired within 12 months of a Termination of Employment (or, if he/she terminated Employment while absent from service, within 12 months of his/her initial date of absence), the Employee’s Period of Severance shall be included as Vesting Service.

ARTICLE II
ELIGIBILITY

2.1 Eligibility.

(a) Each Eligible Employee who was a Participant in the Plan immediately prior to January 1, 2001, shall continue to participate in this Plan.

(b) Each Eligible Employee who is not a Participant under subsection (a) above shall be eligible to become a Participant, in accordance with Section 2.2, on any date following his/her completion of one Eligibility Year of Service and attainment of age 21.

(c) Any Employee who is not an Eligible Employee, but who has satisfied the eligibility requirements of this Section 2.1 shall be immediately eligible to participate in this Plan upon becoming an Eligible Employee.

2.2 Participation. Every Eligible Employee who satisfies the eligibility requirements of Section 2.1 may become a Participant as of any date he/she elects in the form and manner prescribed by the Administrative Committee provided he/she has provided all information and made all elections, including a valid direction as to the investment of his/her contributions, as may be required by the Administrative Committee.

2.3 Nonparticipating Employment Units. Notwithstanding Sections 2.1 and 2.2, the Company may, in its discretion, determine that Employees at one or more specified Employment Units shall not be eligible to participate in the Plan.

2.4 Employment Transfers.

(a) If an Employee of a Subsidiary which is not an Employer or an Employee employed in an ineligible employment position with an Employer is transferred to employment as an Eligible Employee, then his/her prior service with an Employer or a Subsidiary shall be taken into account for purposes of determining his/her Eligibility Years of Service and Vesting Service.

(b) If a Participant is transferred from employment as an Eligible Employee to a Subsidiary which is not an Employer or an ineligible employment position with an Employer, all contributions by or on behalf of the Participant shall cease as soon as administratively practicable following the date of the Participant’s transfer. However, the Participant’s service with an Employer or a Subsidiary subsequent to such transfer shall be taken into account for purposes of determining his/her Vesting Service.

2.5 Re-employment. If a Participant, or an Eligible Employee who has met the requirements for participation under this Article II but whose employment terminated prior to his/her becoming a Participant, is rehired as an Eligible Employee, he/she shall be eligible to participate in the Plan as of the date he/she returns to work if (a) he/she had previously acquired a nonforfeitable right to any portion of his/her Employer Matching Contribution Subaccount or Profit Sharing Subaccount, or (b) his/her number of one year Eligibility Breaks-in-Service was less than or equal to the greater of (i) 5 years or (ii) his/her Eligibility Years of Service prior to his/her Eligibility Break-in-Service. Otherwise, he/she shall be treated as a new Employee and shall be eligible to participate in this Plan only upon satisfying the requirements set forth in Sections 2.1(b) and 2.2.

ARTICLE III
CONTRIBUTIONS

3.1 Employer Contributions. For each Plan Year, each Employer shall contribute to the Trust, subject to Sections 3.4 through 3.14, for all Participants who are its Employees, an amount equal to the aggregate of the following:

(a) Pre-Tax Contributions. An Employer shall contribute on behalf of a Participant, with respect to each Payroll Period, as Pre-Tax Contributions, the amount, up to a maximum of 20% of Compensation (or such other amount as the Administrative Committee may designate in its discretion) for such Payroll Period, by which such Participant’s Compensation has been reduced for the Payroll Period pursuant to a Salary Deferral Agreement.

(b) Employer Matching Contributions. An Employer shall contribute on behalf of a Participant, with respect to each Payroll Period, as Employer Matching Contributions, the sum of (i) 100% percent of the first 1% of Compensation contributed as Pre-Tax Contributions or After-Tax Contributions on behalf of such Participant for the Payroll Period and (ii) 50% percent of the next 5% of Compensation contributed as Pre-Tax Contributions or After-Tax Contributions on behalf of such Participant for the Payroll Period. Employer Matching Contributions shall not be made with respect to the amount of a Participant’s Pre-Tax Contributions and After-Tax Contributions in excess of 6% of Compensation for any Payroll Period. Employer Matching Contributions shall be made with respect to Pre-Tax Contributions before they are made with respect to After-Tax Contributions. No Employer Matching Contributions shall be made with respect to Rollover Contributions.

3.2 After-Tax Contributions. Subject to the provisions of Sections 3.4 and 3.8 through 3.14, a Participant may make after-tax contributions under this Plan, with respect to each Payroll Period, up to a maximum of 20% of Compensation (or such other amount as the Administrative Committee may designate in its discretion) for such Payroll Period; provided that the maximum amount of After-Tax Contributions permitted for a Participant for any Payroll Period shall be reduced by the amount of any Pre-Tax Contributions made on such Participant’s behalf for such Payroll Period pursuant to Section 3.1(a).

3.3 Rollover Contributions. Subject to such rules and procedures as the Administrative Committee may establish, an Eligible Employee who has met the eligibility requirements of Section 2.1 may make a Rollover Contribution to the Plan. Any such contribution must be made in cash or such other property as may be acceptable to the Administrative Committee. The Administrative Committee may condition acceptance of a contribution intended to be a Rollover Contribution upon receipt of such documents or other evidence as it may require to determine whether the contribution qualifies as a Rollover Contribution. In the event that an Employee makes a contribution intended to be a Rollover Contribution but which the Administrative Committee later determines did not qualify as a Rollover Contribution, such contribution, adjusted for any earnings or losses thereon, shall be distributed to the Employee as soon as practicable after such determination is made.

3.4 Time of Payment. Pre-Tax Contributions and After-Tax Contributions shall be paid to the Trustee as soon as practicable after the applicable Payroll Period with reference to which such contributions are made. Employer Matching Contributions shall be paid to the Trustee as soon as practicable but in any event no later than the date (including extensions) for filing the Employer’s federal income tax return for the taxable year with or within which such Plan Year ends.

3.5 Rules Applicable to Pre-Tax and After-Tax Contributions. Pre-Tax Contributions and After-Tax Contributions shall be permitted only upon such terms which, in the judgment of the Administrative Committee, will permit the Plan to satisfy the requirements of Code Sections 401(k) and 401(m), as the case may be. A Participant’s election to make Pre-Tax Contributions or After-Tax Contributions may only be made in whole percentages of Compensation. A Participant shall be permitted to change the percentage of his/her Compensation to be contributed as Pre-Tax Contributions or After-Tax Contributions, or to stop such contributions, at any time during the Plan Year, subject to such rules and procedures as may be established by the Administrative Committee. Contributions by or on behalf of a Participant shall automatically stop if such Participant ceases to be an Eligible Employee. In the event a Participant’s Pre-Tax Contributions for any year are suspended or limited as a result of the dollar limit of Code Section 402(g), they shall automatically be recharacterized as After-Tax Contributions (in accordance with such rules and procedures as may be established by the Administrative Committee) for the remainder of the year. In no event may a Participant contribute more than 20% of his/her Compensation (or such other amount as the Administrative Committee may designate in its discretion) for any applicable Payroll Period.

3.6 Profits Not Required. All Employer contributions under the Plan (including Pre-Tax Contributions) may be made without regard to the Employer’s current or accumulated earnings or profits. The Plan shall, however, be designated as a profit sharing plan for purposes of the Code.

3.7 Contributions Conditioned. All Employer contributions under the Plan (including Pre-Tax Contributions) are hereby made on the condition that they are currently deductible under Code Section 404; provided, however, that no contributions shall be returned to the Employer, except as provided in Section 3.16.

3.8 Special 401(k) and 401(m) Definitions. As used in Sections 3.8 through 3.11, each of the following terms shall have the meaning for that term set forth in this Section 3.8:

(a) Actual Deferral Percentage means the ratio (expressed as a percentage) of Pre-Tax Contributions on behalf of an Eligible Participant for the Plan Year to the Eligible Participant’s Testing Compensation for that portion of the Plan Year during which he/she was an Eligible Participant. For this purpose, Pre-Tax Contributions shall not be taken into account to the extent (1) they are Excess Deferrals of a Non-Highly Compensated Employee made under one or more plans of the Company and its ERISA Affiliates, or (2) they are returned to the Participant as in excess of the limits of Code Section 415. The determination and treatment of the Actual Deferral Percentage of any Eligible Participant shall be made in accordance with Code Section 401(k).

(b) Average Actual Deferral Percentage means, for any group of Eligible Participants, the average (expressed as a percentage calculated to the nearest 1/100th of 1%) of the Actual Deferral Percentages for each of the Eligible Participants in that group.

(c) Average Contribution Percentage means, for any group of Eligible Participants, the average (expressed as percentage calculated to the nearest 1/100th of 1%) of the Contribution Percentages for each of the Eligible Participants in that group.

(d) Contribution Percentage means the ratio (expressed as a percentage) of the After-Tax Contributions and Employer Matching Contributions on behalf of an Eligible Participant for the Plan Year to the Eligible Participant’s Testing Compensation for that portion of the Plan Year during which he/she was an Eligible Participant. For this purpose, Employer Matching Contributions which are forfeited because they relate to Excess Deferrals, Excess Contributions or Excess Aggregate Contributions and contributions which are returned as in excess of the Code Section 415 limits shall not be taken into account. The determination and treatment of the Contribution Percentage of any Eligible Participant shall be made in accordance with Code Section 401(m).

(e) Eligible Participant means any Eligible Employee who has met the eligibility requirements of Section 2.1 even if he/she has elected not to contribute to the Plan. For purposes of determining Actual Deferral Percentages and Contribution Percentages, an Eligible Employee on whose behalf contributions could be made but for a suspension of, or limit on, contributions imposed by the Administrative Committee, the terms of the Plan or Code Section 415 shall be treated as an Eligible Participant.

(f) Excess Aggregate Contributions means, with respect to any Plan Year, the aggregate amount of After-Tax Contributions and Employer Matching Contributions actually paid to the Trustee for the Plan Year on behalf of Highly Compensated Employees in excess of the maximum amount of such contributions permitted under the limitations of Section 3.10.1 (determined by reducing the Contribution Percentages of Highly Compensated Employees beginning with the highest of such percentages).

(g) Excess Contributions means, with respect to any Plan Year, the aggregate amount of Pre-Tax Contributions actually paid to the Trustee for the Plan Year on behalf of Highly Compensated Employees in excess of the maximum amount of such contributions permitted under the limitations of Section 3.9.2 (determined by reducing the Actual Deferral Percentages of Highly Compensated Employees beginning with the highest of such percentages).

(h) Excess Deferrals means, with respect to any taxable year, the amount of a Participant’s Pre-Tax Contributions in excess of the dollar limit set forth in Section 3.9.1 or the amount of Pre-Tax Contributions that the Participant allocates to this Plan pursuant to the claim procedure set forth in Section 3.9.3(b).

(i) Testing Compensation means the total amount of a Participant’s compensation from the Company and its ERISA Affiliates subject to Federal income tax withholding, and amounts contributed to or under a plan or arrangement maintained by the Company or an ERISA Affiliate under Code Section 125, 132(f) or 401(k) pursuant to a salary reduction election made by the Participant, subject to the adjusted dollar limitation of Code Section 401(a)(17) in effect for the Plan Year.

3.9 Limitations on Pre-Tax Contributions.

3.9.1 Code Section 402(g) Dollar Limit.

The total amount of a Participant’s Pre-Tax Contributions under this Plan and elective deferrals, within the meaning of Code Section 402(g), under any other plan maintained by the Company or an ERISA Affiliate for any taxable year shall not exceed the maximum amount permitted for such year under Code Section 402(g).

3.9.2 Average Actual Deferral Percentage Limit.

(a) Effective for any Plan Year beginning on or after January 1, 1997, the Average Actual Deferral Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year must satisfy one of the following tests:

(i) The Average Actual Deferral Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the “Base Average Actual Deferral Percentage” (as defined below) multiplied by 1.25; or

(ii) The Average Actual Deferral Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Base Average Actual Deferral Percentage multiplied by two (2), provided that the Average Actual Deferral Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year does not exceed the Base Average Actual Deferral Percentage by more than two (2) percentage points.

The “Base Average Actual Deferral Percentage” for any Plan Year shall be the Average Actual Deferral Percentage for the current Plan Year for Eligible Participants who are Non-Highly Compensated Employees for the current Plan Year (i.e., the “current year testing method” described in IRS Notice 98-1).

(b) For purposes of this Section 3.9.2, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have elective contributions allocated to his/her account under two or more plans or arrangements described in Code Section 401(k) that are maintained by the Company or an ERISA Affiliate shall be determined as if all such elective contributions were made under a single arrangement. However, plans or arrangements that are not permitted to be aggregated under Code Section 401(k) shall not be aggregated for this purpose.

(c) In the event that this Plan is aggregated with one or more other plans in order to satisfy the requirements of Code Section 401(k), 401(a)(4) or 410(b), then the Average Actual Deferral Percentage Limit shall be applied by determining Average Actual Deferral Percentages as if all such plans were a single plan.

(d) Notwithstanding anything in this Section 3.9.2 to the contrary, the Average Actual Deferral Percentage Limit shall be applied in accordance with the provisions of Code Section 401(k)(3) and other applicable IRS guidance (including, but not limited to, provisions relating to the aggregation or disaggregation of plans) which are incorporated herein by reference.

3.9.3 Distribution of Excess Deferrals.

(a) Notwithstanding any other provision of the Plan, Excess Deferrals for any taxable year and any allocable income or loss shall be distributed no later than the April 15 following the close of the taxable year for which the Participant’s Excess Deferrals were contributed. The income or loss allocable to Excess Deferrals shall be determined by the Administrative Committee in accordance with applicable regulations.

(b) A Participant may designate Pre-Tax Contributions as Excess Deferrals for a taxable year. Any such designation shall be made in the form and manner prescribed by the Administrative Committee; shall be made not later than March 1 or such other date as specified by the Administrative Committee; shall specify the amount of the Participant’s Excess Deferrals for the preceding taxable year; and shall include a statement by the Participant that if such amount is not distributed, such amount, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k), 408(p)(2), 403(b), 457, or 501(c)(18) (whether or not maintained by the Company or an ERISA Affiliate), will exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred.

(c) The amount of a Participant’s Excess Deferrals for any taxable year shall be reduced by the amount of any Excess Contributions previously distributed to the Participant for the Plan Year beginning with or within the taxable year.

(d) Employer Matching Contributions related to Excess Deferrals, together with any allocable income or loss, shall be forfeited and applied in accordance with Section 5.3. For this purpose, Excess Deferrals shall be deemed attributable first to unmatched Pre-Tax Contributions.

3.9.4 Distribution of Excess Contributions.

(a) Notwithstanding any other provision of the Plan, Excess Contributions for any Plan Year and any allocable income or loss shall be distributed to the Highly Compensated Employees to whom such Excess Contributions are allocable no later than the last day of the Plan Year following the Plan Year for which such contributions were made. Effective for Plan Years beginning on or after January 1, 1997, Excess Contributions shall be allocated among Highly Compensated Employees by reducing the Pre-Tax Contributions made on behalf of the Highly Compensated Employee with the greatest amount of Pre-Tax Contributions for the Plan Year as necessary by an amount that results in an amount of Pre-Tax Contributions that is not less than the amount of Pre-Tax Contributions of the Highly Compensated Employee whose amount of Pre-Tax Contributions is next highest. If necessary, a series of such reductions shall be made until all of the Excess Contributions for the year have been allocated to Highly Compensated Employees. The income or loss allocable to Excess Contributions shall be determined by the Administrative Committee in accordance with applicable regulations.

(b) The amount of a Participant’s Excess Contributions for any Plan Year shall be reduced by the amount of any Excess Deferrals previously distributed to the Participant for the taxable year ending with or within the Plan Year.

(c) Employer Matching Contributions related to Excess Contributions, together with any allocable income or loss, shall be forfeited and applied in accordance with Section 5.3. For this purpose, Excess Contributions shall be deemed attributable first to unmatched Pre-Tax Contributions.

(d) If distributions of Excess Contributions for any Plan Year are made in accordance with this Section 3.9.4, the Plan shall be treated as satisfying the Average Actual Deferral Percentage Limit under Section 3.9.2 above for such year, regardless of whether the Average Actual Deferral Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year would satisfy the Average Actual Deferral Percentage Limit under Section 3.9.2 above if recalculated after such distributions.

3.10 Limitation on After-Tax Contributions and Employer Matching Contributions.

3.10.1 Average Contribution Percentage Limit.

(a) Effective for any Plan Year beginning on or after January 1, 1997, the Average Contribution Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year must satisfy one of the following tests:

(i) The Average Contribution Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the “Base Average Contribution Percentage” (as defined below) multiplied by 1.25; or

(ii) The Average Contribution Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Base Average Contribution Percentage multiplied by two (2), provided that the Average Contribution Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year does not exceed the Base Average Contribution Percentage by more than two (2) percentage points.

The “Base Average Contribution Percentage” for any Plan Year shall be the Average Contribution Percentage for the current Plan Year for Eligible Participants who are Non-Highly Compensated Employees for the current Plan Year (i.e., the “current year testing method” described in IRS Notice 98-1).

(b) For purposes of this Section 3.10.1, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to receive employer matching contributions or to make after-tax employee contributions under one or more other plans described in Code 401(a) that are maintained by the Company or an ERISA Affiliate shall be determined as if all such contributions were made under a single plan. However, plans that are not permitted to be aggregated under Code Section 401(m) shall not be aggregated for this purpose.

(c) In the event that this Plan is aggregated with one or more other plans in order to satisfy the requirements of Code Sections 401(m), 401(a)(4) or 410(b), then the Average Contribution Percentage Limit shall be applied by determining Average Contribution Percentages as if all such plans were a single plan.

(d) To the extent provided under Code Section 401(m), employees who are covered by a collective bargaining agreement shall not be subject to the Average Contribution Percentage Limit under 3.10.1(a) above and shall not be treated as Eligible Participants for purposes of applying such limit.

(e) Notwithstanding anything in this Section 3.10 to the contrary, the Average Contribution Percentage Limit shall be applied in accordance with the provisions of Code Section 401(m)(2) and other applicable IRS guidance (including, but not limited to, provisions relating to the aggregation or disaggregation of plans) which are incorporated herein by reference.

3.10.2 Distribution of Excess Aggregate Contributions.

(a) Notwithstanding any other provision of the Plan, Excess Aggregate Contributions for any Plan Year and any allocable income or loss shall be distributed to the Highly Compensated Employees to whom such Excess Aggregate Contributions are allocable or, to the extent not vested, forfeited no later than the last day of the Plan Year following the Plan Year for which such contributions were made. Effective for Plan Years beginning on or after January 1, 1997, Excess Aggregate Contributions shall be allocated among Highly Compensated Employees by reducing the amount of After-Tax Contributions and Employer Matching Contributions made on behalf of the Highly Compensated Employee with the greatest amount of such contributions for the Plan Year as necessary by an amount that results in an amount of After-Tax Contributions and Employer Matching Contributions that is not less than the amount of After-Tax Contributions and Employer Matching Contributions of the Highly Compensated Employee whose amount of After-Tax Contributions and Employer Matching Contributions is next highest. If necessary, a series of such reductions shall be made until all of the Excess Aggregate Contributions for the year have been allocated to Highly Compensated Employees. A Participant’s Excess Aggregate Contributions shall be allocated first from After-Tax Unmatched Contributions, then from After-Tax Matched Contributions and related Employer Matching Contributions, and then from Employer Matching Contributions related to Pre-Tax Contributions. The income or loss allocable to Excess Aggregate Contributions shall be determined by the Administrative Committee in accordance with applicable regulations. Forfeitures of Excess Aggregate Contributions shall be applied in accordance with Section 5.3.

(b) Excess Aggregate Contributions for any Plan Year shall be determined after the amount of Excess Deferrals and Excess Contributions for such year have been determined.

(c) If distributions of Excess Aggregate Contributions for any Plan Year are made in accordance with this Section 3.10.2, the Plan shall be treated as satisfying the Average Contribution Percentage Limit under 3.10.1 above for such year, regardless of whether the Average Contribution Percentage for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year would satisfy the Average Contribution Percentage Limit under 3.10.1 above if recalculated after such distributions.

3.11 Multiple Use Limit.

(a) If for any Plan Year beginning on or after January 1, 1997, the Average Actual Deferral Percentage (determined after the correction of Excess Deferrals and Excess Contributions) for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year exceeds 125% of the “Base Average Actual Deferral Percentage” (as defined below) and the Average Contribution Percentage (determined after the correction of Excess Deferrals, Excess Contribution and Excess Aggregate Contributions) for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year exceeds 125% of the “Base Average Contribution Percentage” (as defined below), then the sum of the Average Actual Deferral Percentage and the Average Contribution Percentage (both determined after the correction of Excess Deferrals, Excess Contributions and Excess Aggregate Contributions) for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the greater of the following:

(i) the sum of (A) 125% of the greater of the Base Average Actual Deferral Percentage or the Base Average Contribution Percentage and (B) 2 percentage points plus the lesser of the Base Average Actual Deferral Percentage or the Base Average Contribution Percentage (not to exceed 200% of the lesser of the Base Average Actual Deferral Percentage or the Base Average Contribution Percentage); or

(ii) the sum of (A) 125% of the lesser of the Base Average Actual Deferral Percentage or the Base Average Contribution Percentage, and (B) 2 percentage points plus the greater of the Base Average Actual Deferral Percentage or the Base Average Contribution Percentage (not to exceed 200% of the greater of the Base Average Actual Deferral Percentage or the Base Average Contribution Percentage).

For purposes of this Section 3.11, the “Base Average Actual Deferral Percentage” shall have the meaning set forth in Section 3.9.2(a) and the “Base Average Contribution Percentage” shall have the meaning set forth in Section 3.10.1(a).

For purposes of the Multiple Use Limit, if a corrective distribution of Excess Contributions or Excess Aggregate Contributions has been made for any Plan Year, then the Average Actual Deferral Percentage or the Average Contribution Percentage, as applicable, for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall be deemed to be the largest amount permitted under Code Section 401(k)(3) or 401(m)(2), as applicable.

(b) Notwithstanding anything in this Plan to the contrary, if the Multiple Use Limit is not met for any year, then After-Tax Contributions and Employer Matching Contributions in excess of the maximum amount permitted by the Multiple Use Limit shall be allocated among Eligible Participants who are Highly Compensated Employees and either distributed or forfeited (as applicable) in accordance with the rules applicable to Excess Aggregate Contributions under Section 3.10.

(c) Notwithstanding anything in this Section 3.11 to the contrary, the Multiple Use Limit shall be applied in accordance with the provisions of Code Section 401(m)(9)(A) and other applicable IRS guidance which are incorporated herein by reference.

3.12 Code Section 415 Limit.

3.12.1 Definitions. As used in this Section 3.12 and Section 3.13, each of the following terms shall have the meaning for that term set forth in this Section 3.12.1:

(a) Annual Additions shall mean all contributions (other than rollover contributions or trust-to-trust transfers), forfeitures, and other amounts treated as “annual additions” under Code Section 415(c)(2). Annual Additions do not include Excess Deferrals which are distributed by April 15 of the year after the taxable year for which they were made.

(b) ERISA Affiliate shall have the meaning set forth in Article I, except that Code Sections 414(b) and 414(c) shall be modified as provided in Code Section 415(h).

(c) Limitation Compensation shall mean all remuneration as defined in Treasury Regulations Section 1.415-2(d)(2) and (3) actually paid or made available to a Participant by the Company or an ERISA Affiliate and, effective for Limitation Years beginning on or after January 1, 1998, any amounts contributed by the Participant on a pre-tax basis to or under a plan or arrangement of the Company or an ERISA Affiliate maintained under Code Section 125, 132(f) or 401(k).

(d) Limitation Year shall mean the Plan Year.

3.12.2 Code Section 415 Limit. The amount of Pre-Tax Contributions, After-Tax Contributions, Employer Matching Contributions and other Annual Additions which are allocated to a Participant’s Accounts for any Limitation Year shall not exceed the maximum amount permitted by Code Section 415(c), the lesser of –

(a) the adjusted dollar limit in effect for the Limitation Year under Code Sections 415(c)(1)(A) and 415(d), or

(b) 25% of the Participant’s Limitation Compensation for the Limitation Year.

If a contribution that would otherwise be made to a Participant’s Accounts would cause the Annual Additions on behalf of the Participant to exceed the maximum amount permitted by Code Section 415(c) for the Participant for a Limitation Year, the amount to be contributed will be reduced so that the total Annual Additions on behalf of the Participant for the Limitation Year will equal such maximum amount.

Prior to determining a Participant’s actual Limitation Compensation for a Limitation Year, the Administrative Committee may determine the maximum amount permitted under Code Section 415(c) for the Participant for the Limitation Year on the basis of a reasonable estimation of the Participant’s Limitation Compensation for that Limitation Year. As soon as administratively feasible after the end of a Limitation Year, the maximum amount permitted under Code Section 415(c) for the Participant for the Limitation Year will be determined on the basis of the Participant’s actual Limitation Compensation for the Limitation Year.

This Section 3.12 shall be applied in accordance with the provisions of Code Section 415 which are incorporated herein by reference.

3.12.3 Other Code Section 415(c) Plans and Arrangements. If a Participant in this Plan is also covered by another qualified defined contribution plan, a simplified employee pension described in Code Section 408(k), or an account described in Code Section 415(1)(2) or 419A(d), in each case, maintained by the Company or an ERISA Affiliate, the Annual Additions under all such plans or arrangements for such Participant for any Limitation Year shall not exceed the maximum amount permitted for the Participant for such year under Code Section 415(c). If a Participant’s total Annual Additions for any Limitation Year under this Plan and any such other plans or arrangements of the Company and its ERISA Affiliates would exceed the amount permitted under Code Section 415(c), then the Participant’s Annual Additions under this Plan shall be reduced to the extent necessary to comply with the limit of Code Section 415(c) before Annual Additions under such other plans or arrangements are reduced.

3.12.4 Excess Annual Additions. If as a result of excess forfeitures, a reasonable error in estimating a Participant’s Limitation Compensation, a reasonable error in determining the amount of Code Section 401(k) elective contributions which may be made with respect to any Participant under the limits of Code Section 415, or because of other facts and circumstances which the Commissioner of Internal Revenue finds justify the availability of this Section 3.12.4, Annual Additions allocated to a Participant exceed the limitations of Code Section 415(c), then, notwithstanding any other Plan provision, the excess amounts shall be eliminated in the following order to the extent necessary to comply with Code Section 415(c):

(a) First, any After-Tax Unmatched Contributions for such Limitation Year, adjusted for allocable gain or loss, shall be reduced and returned to the Participant.

(b) Second, any unmatched Pre-Tax Contributions for such Limitation Year, adjusted for allocable gain or loss, shall be reduced and returned to the Participant.

(c) Third, any After-Tax Matched Contributions, adjusted for allocable gain or loss, and related Employer Matching Contributions for such Limitation Year shall be reduced, and such adjusted amount of After-Tax Matched Contributions shall be distributed to the Participant and such amount of Employer Matching Contributions shall be held unallocated in a suspense account and used to reduce Employer Matching Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary).

(d) Fourth, any matched Pre-Tax Contributions, adjusted for allocable gain or loss, and related Employer Matching Contributions for such Limitation Year shall be reduced, and such adjusted amount of Pre-Tax Contributions shall be distributed to the Participant and such amount of Employer Matching Contributions shall be held unallocated in a suspense account and used to reduce Employer Matching Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary).

3.13 Combined Plan Fraction. Prior to January 1, 2000, if a Participant in this Plan is also covered by a defined benefit plan maintained by the Company or an ERISA Affiliate and is subject to the Code Section 415(e) limit, then the benefits payable under such defined benefit plan shall be reduced to the extent necessary to comply with the limitations of Code Section 415(e). This Section 3.13 shall cease to apply effective January 1, 2000.

3.14 Adjustment by Administrative Committee. The Administrative Committee may, as it deems appropriate, change the amount or percentage of, or suspend, a Participant’s Pre-Tax Contributions and/or After-Tax Contributions at any time in order to insure that contributions by or on behalf of such Participant or any group of Participants for any year will not exceed any applicable Code limitations, including, without limitation, Code Sections 401(k), 401(m), 402(g), 401(a)(17) or 415, and that contributions will be currently deductible under Code Section 404.

3.15 Top-Heavy Provisions.

3.15.1 As used in this Section 3.15, each of the following terms shall have the meaning for that term set forth in this Section 3.15.1:

(a) Determination Date means the last day of the preceding Plan Year.

(b) Determination Period means the Plan Year containing the Determination Date and the four preceding Plan Years.

(c) Key Employee means any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the Determination Period was:

(i) an officer of the Company or an ERISA Affiliate having annual compensation greater than 50% of the defined benefit dollar limitation in effect for such year under Code Section 415(b)(1)(A) and 415(d),

(ii) an owner (or an individual considered an owner under Code Section 318) of one of the ten largest interests in the Company or an ERISA Affiliate if such individual’s annual compensation exceeds 100% of the defined contribution dollar limitation in effect for such year under Code Section 415(c)(1)(A) and 415(d),

(iii) a “5-percent owner” (as defined in Code Section 416(i)) of the Company or an ERISA Affiliate, or

(iv) a “1-percent owner” (as defined in Code Section 416(i)) of the Company or an ERISA Affiliate who has annual compensation in excess of $150,000.

The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1).

(d) Limitation Compensation means Limitation Compensation as defined in Section 3.12.1(c), subject to Code Section 401(a)(17).

(e) Non-Key Employee means any Employee who is not a Key Employee.

(f) Permissive Aggregation Group means the Required Aggregation Group of plans plus any other plan or plans of the Company or an ERISA Affiliate which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

(g) Required Aggregation Group means (i) each qualified plan of the Company or an ERISA Affiliate in which at least one Key Employee participates, and (ii) any other qualified plan of the Company or an ERISA Affiliate which enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) and 410.

(h) Top-Heavy Plan means, for any Plan Year, the Plan if any of the following conditions exists:

(i) If the Top-Heavy Ratio for the Plan exceeds sixty percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group.

(ii) If the Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group exceeds sixty percent.

(iii) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent.

Solely for the purposes of determining whether the Plan, or any other plan included in a Required Aggregation Group, is a Top-Heavy Plan, the accrued benefit of a Non-key Employee under a defined benefit plan shall be determined (a) under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company or an ERISA Affiliate or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate set forth in Code Section 411(b)(1)(C).

(i) Top-Heavy Ratio means, for the Plan alone, or for the Required or Permissive Aggregation Group, as appropriate, either (i) or (ii) below:

(i) If the Company and its ERISA Affiliates have never maintained any defined benefit plan which during the five (5) year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date (including any part of any account balance distributed in the five (5) year period ending on the Determination Date), and the denominator is the sum of all account balances (including any part of any account balance distributed in the five (5) year period ending on the Determination Date), in each case computed in accordance with Code Section 416; provided, however, that the numerator and denominator of the Top-Heavy Ratio shall be adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416.

(ii) If the Company or an ERISA Affiliate maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date has or has had any accrued benefits, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plans for all Key Employees, determined in accordance with (i) above, plus the present value of accrued benefits under the aggregated defined benefit plans for all Key Employees as of the Determination Date and the denominator of which is the sum of the account balances under the aggregate defined contribution plans for all Participants, determined in accordance with (i) above, plus the present value of accrued benefits under the defined benefit plans for all such Participants as of the Determination Date, all determined in accordance with Code Section 416; provided, however, that both the numerator and denominator of the Top-Heavy Ratio shall be adjusted for any distribution of any accrued benefit under a defined benefit plan made in the five (5) year period ending on the Determination Date.

(iii) For purposes of determining the Top-Heavy Ratio, the value of account balances will be determined as of the most recent Top-Heavy Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Code Section for the first and second plan years of a defined benefit plan. The account balances of any Participant (a) who is not a Key Employee, but who was a Key Employee in a prior year or (b) who has not received any Compensation from the Company or an ERISA Affiliate at any time during the five-year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Code Section 416. When aggregating plans, the value of account balances will be calculated with reference to the Determination Dates that fall within the same calendar year.

(j) Top-Heavy Valuation Date means the date as of which account balances, or accrued benefits, are valued to calculate the Top-Heavy Ratio.

3.15.2 If the Plan is a Top-Heavy Plan for any Plan Year, then notwithstanding any Plan provision to the contrary, it shall be subject to the rules set forth in the balance of this Section 3.15 for such Plan Year.

3.15.3 (a) Except as provided in Section 3.15.3(b), and except if any other defined contribution plan or defined benefit plan of the Company or an ERISA Affiliate provides the required minimum benefit to the Participant, for any Plan Year in which the Plan is a Top-Heavy Plan, employer contributions (other than elective deferrals and matching contributions) and forfeitures allocated to the account of a Participant who is not a Key Employee (whether or not such Participant has completed 1,000 Hours of Service in that Plan Year) in respect of that Plan Year shall not be less than the lesser of:

(i) three percent of such Participant’s Limitation Compensation, or

(ii) the largest percentage of contributions and forfeitures, as a percentage of Limitation Compensation, allocated to the Accounts of any Key Employee for that year.

(b) The provision in (a) above shall not apply to any Participant who was not employed by the Company or an ERISA Affiliate on the last day of the Plan Year.

3.15.4 In the event that any provision of this Section 3.15 is no longer required to qualify the Plan under the Code, then such provision shall thereupon be void without the necessity of further amendment of the Plan.

3.15.5 The provisions of Sections 3.15.2 through 3.15.4 above shall not apply with respect to any employee included in a unit of employees covered by a collective bargaining agreement unless the application of such Sections has been agreed upon with such unit’s collective bargaining representative.

3.16 Return of Employer Contributions under Special Circumstances.

Notwithstanding any provision of this Plan to the contrary, upon timely demand by an Employer to the Trustee:

(a) Any contribution made by the Employer to the Plan under a mistake of fact shall be returned to the Employer by the Trustee within one year after the payment of the contribution; and

(b) Any contribution made by the Employer to the Plan shall be returned to the Employer within one year after a current deduction for the contribution under Code Section 404 is disallowed by the Internal Revenue Service, but only to the extent disallowed.

ARTICLE IV
TRUST FUND, ACCOUNTS AND INVESTMENT FUNDS

4.1 Trust Fund. The Company shall appoint a Trustee to hold and administer the Trust Fund and shall enter into a Trust Agreement with the Trustee. The Trustee shall have such powers and duties as are set forth in the Trust Agreement.

4.2 Participant Accounts. There shall established and maintained for each Participant the following Accounts setting forth his/her interest in the Trust Fund:

(a) An Employer and Matched Employee Contribution Account, consisting of the Participant’s Pre-Tax Contribution Subaccount, Employer Matching Contribution Subaccount, After-Tax Matched Contribution Subaccount, and Profit Sharing Subaccount, if any.

(b) An After-Tax Unmatched Contribution Account representing the Participant’s After-Tax Unmatched Contributions and his/her after-tax contributions made to the Profit Sharing Plan and any allocable income, expenses, gains, losses, or distributions.

(c) A Rollover Contribution Account representing the Participant’s Rollover Contributions and any allocable income, expenses, gains, losses, or distributions.

4.3 Investment Funds.

(a) There shall be established and maintained under the Trust Fund for the investment of Accounts such Investment Funds as the Administrative Committee may, in its discretion, designate from time to time.

(b) Subject to such rules and procedures as may be established by the Administrative Committee, a Participant may (i) designate or change the portion of his/her contributions to be invested in each Investment Fund and/or (ii) transfer all or a portion of the balance of his/her Accounts invested in any Investment Fund to another Investment Fund. Any such election shall remain in effect until changed by the Participant in accordance with such rules and procedures as may be established by the Administrative Committee. If a Participant fails to make an initial investment direction for the investment of his/her contributions under the Plan, his/her contributions shall be invested in the Investment Fund or Funds designated for such purpose by the Administrative Committee until the Participant elects to change the investment of his/her future contributions and/or transfer the balance of his/her Accounts in accordance with such rules and procedures as may be established by the Administrative Committee.

(c) Each Participant shall be solely responsible for the investment of his/her Accounts among the Investment Funds. The Administrative Committee shall have no duty to provide investment advice to Participants or to monitor Participant investment elections.

4.4 Valuation and Allocation of Gain or Loss. As of each Valuation Date, the Trustee shall determine the fair market value of the assets held in each Investment Fund and the amount of liabilities thereof. Based on such valuation, there shall be determined for each Investment Fund, as of each Valuation Date, the net amount of income, expenses, gains and losses, both realized and unrealized, since the preceding Valuation Date (the “net gain or loss”). The Administrative Committee shall apportion the net gain or loss of each Investment Fund to the Accounts of each Participant (whether vested or non-vested) as of each Valuation Date.

4.5 Correction of Error. The Administrative Committee may, in its discretion, adjust the Accounts of any or all Participants in order to correct errors or rectify omissions.

4.6 Allocation Shall Not Vest Title in any Participant. The fact that allocation is made and amounts credited to the Accounts of a Participant shall not vest in such Participant any right, title, or interest in and to any assets except at the time or times and upon the terms and conditions expressly set forth in this Plan, nor shall the Trustee be required to segregate physically the assets of the Fund by reason thereof.

4.7 Statement of Accounts. As soon as practicable after the end of each Plan Year, and at such other times as the Administrative Committee may determine, the Administrative Committee shall distribute to each Participant a statement showing his/her interest in the Plan.

4.8 Allocation of Distributions. Any distribution from a Participant’s Account shall be allocated among the Investment Funds in proportion to the Participant’s respective interest of such Account in each such Investment Fund.

ARTICLE V
VESTING AND FORFEITURES

5.1 Vesting. A Participant’s vested interest in his/her Account balances shall be determined as follows:

(a) A Participant shall at all times have a fully vested and nonforfeitable interest in his/her Pre-Tax Contribution Subaccount, After-Tax Matched Contribution Subaccount, After-Tax Unmatched Contribution Account, Profit Sharing Subaccount, and Rollover Contribution Account.

(b) A Participant’s interest in his/her Employer Matching Contribution Subaccount shall be fully vested and nonforfeitable if he/she (i) is an Employee of the Company or a Subsidiary on or after Normal Retirement Age, (ii) dies while an Employee of the Company or a Subsidiary, (iii) terminates employment with the Company and its Subsidiaries by reason of early retirement under the SGC Pension Plan, (iv) has been determined by the Administrative Committee to have incurred a Permanent Disability while an Employee of the Company or a Subsidiary, or (v) was a Participant in the Plan as of April 1, 1983. The portion of the Employer Matching Contribution Subaccount of any other Participant which is vested shall be determined by the Participant’s number of completed years of Vesting Service as follows:

Completed Years of Vesting Service	Vested Percentage

5 or more	100 percent

4	75 percent

3	50 percent

2	25 percent

Less than 2	0 percent

5.2 Vesting Service. For purposes of determining vesting under Section 5.1, all of a Participant’s Vesting Service shall be counted; provided, however, that if the Participant (a) incurred a Period of Severance equal to or greater than the greater of (i) five years or (ii) his/her Vesting Service prior to his/her Period of Severance and (b) had no vested right in his/her Employer Matching Contribution Subaccount or Profit Sharing Subaccount, all of his/her Vesting Service prior to such Period of Severance shall be disregarded.

5.3 Forfeitures. The non-vested portion of the Employer Matching Contribution Subaccount of a Participant who has terminated employment with the Company and its Subsidiaries shall be forfeited upon the earlier of (1) the date the Participant receives a distribution of the vested portion of his/her Employer Matching Contribution Subaccount under Section 7.1, and (2) the date the Participant incurs a Period of Severance of at least five consecutive years. For this purpose, a Participant who terminates employment with the Company and its Subsidiaries at a time when he/she has no vested interest in his/her Employer Matching Contribution Subaccount (and thus is not entitled to receive a distribution from his/her Employer Matching Contribution Subaccount) shall be deemed to have received a complete distribution of his/her interest in his/her Employer Matching Contribution Subaccount upon Termination of Employment. Forfeitures under the Plan shall be used first to restore account balances under Sections 5.4 and 10.12, and then to reduce Employer Matching Contributions for the Plan Year in which such forfeiture occurs, and, to the extent necessary, for succeeding Plan Years.

5.4 Rehired Participants.

(a) In the event that a Participant who has had a Termination of Employment is rehired by the Company or a Subsidiary prior to incurring a Period of Severance of at least five consecutive years, any non-vested portion of such Participant’s Employer Matching Contribution Subaccount which was forfeited shall be restored to such Subaccount (without adjustment for gains or losses). Any amount required to be restored pursuant to this Section 5.4(a) shall be paid first from any forfeitures and then by an additional Employer contribution.

(b) If a Participant described in subsection (a) above had a partially (but not fully) vested interest in his/her Employer Matching Contribution Subaccount at the time of his/her Termination of Employment, the Participant’s vested portion of his/her Employer Matching Contribution Subaccount at any subsequent time shall be the amount determined by the formula:

P(A+D) - D

where P is the Participant’s vested percentage at such time determined without regard to this Section 5.4(b); A is the amount in the Participant’s Employer Matching Contribution Subaccount at such time; and D is the amount of the prior distribution from the Participant’s Employer Matching Contribution Subaccount.

(c) If a Participant was partially (but not fully) vested in his/her Employer Matching Contribution Subaccount upon a Termination of Employment and is rehired by the Company or a Subsidiary after incurring a Period of Severance of at least five consecutive years but before receiving a distribution of the vested portion of his/her Employer Matching Contribution Subaccount, then a separate Employer Matching Contribution Subaccount A shall be established with respect to amounts attributable to Employer Matching Contributions made on his/her behalf before his/her re-employment and an Employer Matching Contribution Subaccount B shall be established with respect to any Employer Matching Contributions made on his/her behalf after his/her re-employment. Vesting Service after such re-employment shall be disregarded in determining the Participant’s vested portion of his/her Employer Matching Contribution Subaccount A.

5.5 In-Service Distributions. In the event that a Participant receives an in-service distribution from his/her Employer Matching Contribution Subaccount under Article VI at a time when he/she is partially (but not fully) vested in such Subaccount, then the vested portion of the Participant’s Employer Matching Contribution Subaccount at any subsequent time shall be determined in accordance with the formula set forth in Section 5.4(b) above.

5.6 Effect of Discharge for Cause. Notwithstanding any other provision of this Article V, if any Participant’s employment shall be terminated prior to Normal Retirement Age for fraud, dishonesty or disclosure of trade secrets or of confidential information (hereinafter, “for cause”), and such Participant has fewer than five complete years of Vesting Service, all amounts in his/her Profit Sharing Subaccount and Employer Matching Contribution Subaccount shall be forfeited, unless the Plan shall have previously terminated with respect to such Participant as provided in Article IX; and the remaining balance in his/her Accounts shall be paid to him/her in accordance with Section 7.1. The Employer shall have the full discretion to make such determination and the judgment of the Employer in good faith as to the existence of such cause shall be binding and conclusive on the discharged Participant and all others concerned.

ARTICLE VI
IN-SERVICE DISTRIBUTIONS AND LOANS

6.1 Distributions from Employer and Matched Employee Contribution Accounts. A distribution may be made from a Participant’s vested Employer and Matched Employee Contribution Account only

(a) upon such Participant’s Termination of Employment or death, in accordance with the provisions of Article VII; or

(b) in the event of Hardship, in accordance with the provisions of Section 6.2; or

(c) upon or after attainment of age 59-1/2, in accordance with the provisions of Section 6.3.

6.2 Distribution in the Event of Hardship. Prior to his/her Termination of Employment or within 30 days after his/her Termination of Employment and subject to such rules and procedures as the Administrative Committee may prescribe, a Participant may request that all or a portion of the vested balance in his/her Accounts (excluding all earnings on the Participant’s Pre-Tax Contributions earned after December 31, 1988) be distributed to him/her on the basis of Hardship. A Hardship distribution request shall include such documentation in support of the Participant’s request as the Administrative Committee may require, and shall be granted only to the extent that the Administrative Committee determines the distribution is permitted by Sections 6.2.1. through 6.2.3 below. Any such distribution shall be made in cash as soon as practicable following approval of the Participant’s request.

6.2.1 A Hardship distribution shall be permitted only on account of:

(a) Payment of tuition and related educational fees, and room and board for the next semester or quarter of post-secondary education for the Participant, his/her spouse, children or dependents;

(b) Uninsured medical expenses which are not reimbursed and which are described in Code Section 213 incurred by the Participant and Participant’s dependents;

(c) Funeral expenses of a family member of the Participant;

(d) Avoidance of filing of a bankruptcy petition by or against the Participant;

(e) Uninsured casualty or property damage incurred by the Participant;

(f) Loss of a Participant’s household income or the household income of a Participant’s spouse or head-of-household;

(g) Acquisition (excluding mortgage payments) or necessary expansion, rehabilitation or improvement of the principal residence of the Participant;

(h) The need to prevent the eviction of the Participant from his/her principal residence or foreclosure on the Participant’s principal residence;

(i) Payment of taxes owed and sought pursuant to a notice of deficiency (or a proposed notice of deficiency that the Participant will not contest) from a state, federal or local taxing authority;

(j) The Participant’s purchase of an automobile (provided that the amount of the distribution in such event shall not exceed $15,000), or repairs to the Participant’s automobile exceeding $500;

(k) Payment of attorneys fees incurred by the Participant attributable to separation or divorce from his/her spouse; or

(l) Payment of attorney fees incurred by the Participant attributable to any of the above Hardship distributions.

6.2.2 A Hardship distribution shall be permitted only if the Participant represents to the Administrative Committee in writing or such other form as may be approved by the Administrative Committee (and the Administrative Committee has no knowledge to the contrary) that the Hardship cannot reasonably be relieved:

(a) Through reimbursement or compensation by insurance or otherwise;

(b) By liquidation of the Participant’s assets, to the extent such liquidation would not itself cause an immediate and heavy financial hardship. For this purpose, a Participant’s assets shall be deemed to include the assets of the Participant’s spouse and children (other than property held for the Participant’s children under an irrevocable trust or the Uniform Gifts to Minors Act) which are reasonably available to the Participant;

(c) By cessation of contributions to the Plan; or

(d) By other distributions or nontaxable loans from the Plan or other plans maintained by the Company or an ERISA Affiliate, or by borrowing from commercial sources on reasonable commercial terms.

In addition, a Participant shall be required to take the maximum amount of any loan available under the Plan (under Section 6.6) unless the effect of such loan would be to increase the amount of the need. (For example, a Participant requesting a Hardship distribution for the purchase of his/her principal residence would not be required to take a Plan loan if the loan would disqualify the Participant from obtaining other necessary financing.)

6.2.3 A Participant may request to withdraw a specific dollar amount so long as such amount does not exceed the amount determined by the Administrative Committee to be necessary to satisfy (i) the Hardship expense (or, if less, the maximum amount permitted by Section 6.2.1), (ii) the amount of any additional tax imposed by Code Section 72(t), and (iii) the amount of any income taxes which the Employer is required to withhold from the amount of the distribution. In no event shall the amount of a Participant’s Hardship distribution exceed the total vested amount available in his/her Accounts (excluding all earnings on the Participant’s Pre-Tax Contributions earned after December 31, 1988).

6.2.4 Distribution of a Participant’s interest in his/her Accounts to satisfy a Hardship shall be made in the following order: first his/her After-Tax Unmatched Contribution Account; then his/her Rollover Contribution Account; then his/her After-Tax Matched Contribution Subaccount; then his/her Profit Sharing Subaccount; then his/her vested Employer Matching Contribution Subaccount; and then his/her Pre-Tax Contribution Subaccount (excluding all earnings on Pre-Tax Contributions earned after December 31, 1988).

6.3 Distribution Upon or After Attainment of Age 59-1/2. Prior to his/her Termination of Employment and subject to such rules and procedures as the Administrative Committee may prescribe, a Participant may elect that all or a portion of the vested balance in his/her Accounts be distributed to him/her, provided that he/she has attained age 59-1/2. Any such distribution shall be made, in cash, as soon as practicable following such Participant’s request. In no event shall the amount of such distribution exceed the total vested amount available in his/her Accounts.

6.3.1 Distribution of a Participant’s interest in his/her Accounts under this Section 6.3 shall be made in the following order: first his/her After-Tax Unmatched Contribution Account; then his/her Rollover Contribution Account; then his/her After-Tax Matched Contribution Subaccount; then his/her Profit Sharing Subaccount; then his/her vested Employer Matching Contribution Subaccount; and then his/her Pre-Tax Contribution Subaccount.

6.4 Distribution of After-Tax Unmatched Contributions. Prior to his/her Termination of Employment and subject to such rules and procedures as the Administrative Committee may prescribe, a Participant may elect that all or a portion of the balance in his/her After-Tax Unmatched Contribution Account be distributed to him/her. A Participant may make such an election at any time. Any such distribution shall be made, in cash, as soon as practicable following the Participant’s request.

6.5 Distribution of Rollover Contributions. Prior to his/her Termination of Employment and subject to such rules and procedures as the Administrative Committee may prescribe, a Participant may elect that all or a portion of the balance in his/her Rollover Contribution Account be distributed to him/her. A Participant may make such an election at any time. Any such distribution shall be made, in cash, as soon as practicable following the Participant’s request.

6.6 Loans.

6.6.1 A Participant or Beneficiary who is a “party in interest”, within the meaning of ERISA Section 3(14), with respect to the Plan (a “Borrower”) may borrow from his/her Accounts in accordance with the provisions of this Section 6.6 and such other written procedures as may be established by the Administrative Committee from time to time consistent with the provisions of this Section 6.6, which procedures are incorporated herein by reference.

6.6.2 Loans shall be made available on a reasonably equivalent basis, except that reasonable distinctions may be made based upon creditworthiness, other obligations of the Borrower and the ability to repay the loan through payroll deductions. The Administrative Committee may, in its discretion, reduce or refuse a requested loan where it determines that timely repayment of the loan is not assured.

6.6.3 Any Loan made from a Borrower’s Accounts in accordance with this Section 6.6 (a “Loan”) must comply with the following conditions:

(a) The amount of the Loan may not exceed:

(i) $50,000, reduced by the highest outstanding balance of all other loans of the Borrower from the Plan or any other qualified retirement plan maintained by the Employer or any ERISA Affiliate during the one year period ending on the day before the date on which the Loan is made, or

(ii) 50% of the vested portion of the Borrower’s Accounts.

(b) The Loan shall be evidenced by a promissory note in a form prescribed by the Administrative Committee.

(c) The Loan shall be secured by a portion of the Borrower’s vested interest in the balance of his/her Accounts not exceeding the amount of the Loan.

(d) Interest shall be payable on the unpaid balance of the Loan at a rate determined in accordance with procedures established by the Administrative Committee.

(e) The term of the Loan shall not exceed 5 years.

(f) The Loan, by its terms, shall require substantially level amortization of repayments to be made not less frequently than quarterly over the term of the Loan, except that, in accordance with procedures established by the Administrative Committee, (i) repayment of the Loan may be suspended for a period of up to one year in the case of an Employee on a leave of absence without pay or with pay at a rate (after income and employment tax withholding) insufficient to make Loan repayments, (ii) the Loan may be prepaid in full, and (iii) the Loan may be accelerated in the event of default.

6.6.4 Any Loan from the Plan shall be an investment of, and shall be charged solely against, the Accounts of the Borrower. Principal and interest payments with respect to the Loan shall be credited solely to the Accounts of the Borrower, and any loss or expense incurred with respect to a Borrower’s Loan shall be charged solely against the Borrower’s Accounts.

6.6.5 Any distribution of a Participant’s Accounts following the Participant’s Termination of Employment or death shall be reduced by the amount of any then outstanding Loan balance, unless, in accordance with procedures established by the Administrative Committee, the entire unpaid balance of the Loan is timely repaid.

6.6.6 In the event of a default by a Participant, reduction of the outstanding balance of a Loan from his/her Accounts will not occur until there is a distributable event under the terms of the Plan.

6.7 Direct Rollovers. To the extent permitted under Section 7.3, a Participant may elect to have all or a portion of any in-service distribution payable to him/her under this Article VI which is an “eligible rollover distribution” (as defined in Section 7.3) transferred directly to an “eligible retirement plan” (as defined in Section 7.3).

ARTICLE VII
DISTRIBUTIONS UPON
TERMINATION OF EMPLOYMENT OR DEATH

7.1 Distribution Upon Termination of Employment.

(a) Subject to subsections (b) through (d) below, upon the Termination of Employment of a Participant (other than by reason of death), he/she may elect to receive a lump sum cash distribution of the entire vested balance of his/her Accounts at any time prior to age 70, provided such election is made in the form and manner prescribed by the Administrative Committee. If a Participant has not elected to receive distribution of his/her entire vested Accounts prior to age 70, the entire vested balance of his/her Accounts shall be distributed at age 70.

(b) Notwithstanding any provision of this Article VII to the contrary, if the entire vested balance of the Accounts of a Participant who has terminated employment with the Company and its Subsidiaries does not exceed $5,000 as of a Cash Out Valuation Date (and, effective with respect to distributions made prior to March 22, 1999, did not at the time of any prior distribution exceed the involuntary cash out limit then in effect under the Plan in accordance with Code Section 411(a)(11)(A)), then such amount shall be distributed to the Participant in an immediate lump sum cash payment.

(c) Unless a Participant elects otherwise, distribution of the Participant’s vested Accounts shall be made no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

(i) The attainment by the Participant of Normal Retirement Age;

(ii) The tenth anniversary of the year in which the Participant commenced participation in the Plan; or

(iii) The Participant’s Termination of Employment.

However, in no event may a Participant who has terminated employment with the Company and its Subsidiaries elect to defer distribution of his/her vested Accounts beyond age 70.

(d) Notwithstanding any provision of this Article VII to the contrary, in the event a Participant who had terminated employment with the Company and its Subsidiaries is rehired prior to distribution of the Participant’s Accounts, no distribution shall be made to such Participant under this Section 7.1 until he/she subsequently terminates employment with the Company and its Subsidiaries.

7.2 Distribution Upon Death.

(a) Upon the death of a Participant while an Employee of the Company or a Subsidiary, the entire balance of the Participant’s Accounts shall be paid to his/her Beneficiary. Upon the death of a Participant who has terminated employment with the Company and its Subsidiaries, the entire vested balance of the Participant’s Accounts shall be paid to his/her Beneficiary and any nonvested portion of the Participant’s Accounts shall be forfeited and applied in accordance with Section 5.3.

(b) Payment to the Beneficiary of a deceased Participant under this Section 7.2 shall be made in a lump sum cash payment as soon as practicable after the Participant’s death or, if the Beneficiary so elects, as of any date not later than five years after the Participant’s death. Notwithstanding the preceding sentence, if the vested balance of a deceased Participant’s Accounts does not exceed $5,000 as of a Cash Out Valuation Date, then such amount shall be distributed to the Participant’s Beneficiary in an immediate lump sum cash payment.

(c) (i) Subject to the spousal consent requirements of subsection (c)(ii) below, a Participant may designate any person, persons, or entity as his/her Beneficiary. Any such designation must be filed with the Administrative Committee, in the time and manner designated by the Administrative Committee, in order to be effective. Any such designation of a Beneficiary may be revoked by filing a later designation or an instrument of revocation with the Administrative Committee, in the time and manner designated by the Administrative Committee. If a Participant dies without a valid Beneficiary designation or if the Participant’s designated Beneficiary predeceases the Participant, the Participant’s Beneficiary shall be the Participant’s Surviving Spouse or, if the Participant has no Surviving Spouse, the Participant’s estate. For this purpose, if the Participant and any individual who is his/her Beneficiary die simultaneously or if there is not sufficient evidence to establish who died first, the Participant shall be deemed to have survived such Beneficiary.

(ii) Notwithstanding anything in subsection (c)(i) above to the contrary, the Beneficiary of a married Participant shall be such Participant’s Surviving Spouse, unless the Surviving Spouse has given his/her written consent to the Participant’s designation of someone other than the Surviving Spouse as Beneficiary. Any such spousal consent shall (1) be witnessed by a notary public, (2) either (A) specifically identify the Beneficiary or (B) permit the designation of any Beneficiary by the Participant (and the change of any such designation without further spousal consent) and acknowledge that the spouse would otherwise have the right to limit consent to a specific Beneficiary and state that the spouse voluntarily relinquishes such right, and (3) acknowledge the effect of the spouse’s consent to the designation of Beneficiary. Spousal consent shall not be required if the Participant establishes to the satisfaction of the Administrative Committee that such consent may not be obtained because his/her spouse cannot be located or such other circumstances exist as the Administrative Committee may, in accordance with applicable regulations, deem appropriate to waive the requirement of spousal consent. Spousal consent, once given, may only be revoked with the written consent of the Participant.

7.3 Direct Rollovers

(a) A Participant or a Beneficiary who is the Surviving Spouse of a Participant may elect to have all or a portion of any amount payable to him/her from the Plan which is an “eligible rollover distribution” (as defined in (b) below) transferred directly to an “eligible retirement plan” (as defined in (b) below). Any such election shall be made in accordance with such uniform rules and procedures as the Administrative Committee may prescribe from time to time as to the time and manner of the election in accordance with Code Section 401(a)(31).

(b) For purposes of this Section 7.3:

“Eligible rollover distribution” shall mean any distribution of all or any portion of the balance to the credit of the distributee other than: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary; (2) any distribution for a specified period of ten years or more; (3) any distribution to the extent such distribution is required under Code Section 401(a)(9); (4) the portion of any distribution that is not includable in gross income; or (5) any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV) made on or after January 1, 1999.

“Eligible retirement plan” shall mean, with respect to a Participant, an individual retirement account or annuity described in Code Section 408(a) or 408(b) (“IRA”); an annuity plan described in Code Section 403(a); or a qualified plan described in Code Section 401(a), that accepts the distributee’s eligible rollover distribution and, with respect to a Surviving Spouse, shall mean an IRA.

7.4 Required Distributions.

(a) Notwithstanding any provision in this Plan to the contrary, distribution of a Participant’s Accounts shall be made in accordance with this Section 7.4 and Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit requirements of proposed Treasury regulation Section 1.401(a)(9)-2 (or any successor regulation).

(b) Effective January 1, 1999, if a Participant has attained age 70-1/2, distribution of the vested portion of the Participant’s Accounts shall be made or commence not later than the April 1 following the later of (i) the calendar year in which the Participant attained age 70-1/2, or (ii) the calendar year in which the Participant terminates employment with the Company and its ERISA Affiliates; provided, however that clause (ii) shall not apply in the case of a 5% owner (as defined in Code Section 401(a)(9)) of the Company or an ERISA Affiliate. Any such distribution shall be made (in accordance with such uniform rules and procedures as may be established by the Administrative Committee) either in a single sum payment or over one of the following periods (or a combination thereof): (a) the life of the Participant; (b) the joint lives of the Participant and a designated Beneficiary; (c) a period certain not extending beyond the life expectancy of the Participant; or (d) a period certain not extending beyond the joint and last survivor life expectancy of the Participant and a designated Beneficiary.

(c) In the event of a Participant’s death, his/her entire remaining vested Account balances shall be distributed as soon as practicable after his/her death, but in no event later than the last day of the calendar year in which occurs the fifth anniversary of the Participant’s death.

ARTICLE VIII
PLAN ADMINISTRATION

8.1 Administrative Committee.

(a) The Plan will be administrated by the Administrative Committee consisting of at least three persons who shall be appointed by the Company and may be removed by the Company at its discretion. Unless the Company otherwise provides, any member of the Administrative Committee who is an Employee of the Company or a Subsidiary at the time of his/her designation will be considered to have resigned from the Committee when no longer an Employee. In the event that a vacancy or vacancies occur on the Administrative Committee, the remaining member or members shall act as the Administrative Committee until the Company fills such vacancy or vacancies. The members of the Administrative Committee shall receive no compensation for their services rendered to or as members of the Administrative Committee.

(b) The Administrative Committee may act at a meeting or by telephone without a meeting, at which a majority of its members are present at the meeting or participate in the telephone call, by the vote of a majority of its members. The Administrative Committee may also act by written action, without a meeting, signed by a majority of its members. Where action is taken by the members of the Administrative Committee by telephone without a meeting, such action shall be confirmed in writing as soon as practicable thereafter.

(c) The Administrative Committee may authorize in writing any person to execute any document or documents on its behalf, and any interested person, upon receipt of notice of such authorization directed to it, may thereafter accept and rely upon any document executed by such authorized person until the Administrative Committee shall deliver to such interested person a written revocation of such authorization.

(d) A member of the Administrative Committee who is also a Participant shall not vote or act upon any matter relating solely to himself or herself.

(e) The members of the Administrative Committee may elect one of their number as Chairperson and one as Vice-Chairperson and may elect a Secretary who may, but need not be, a member of the Administrative Committee. They may appoint from their number such subcommittees, and may appoint such advisory committees (which may include individuals not members of the Administrative Committee), as they shall determine, and may authorize one or more of their number or any agent to execute or deliver any instrument or instruments on their behalf.

8.2 Powers and Authority. In addition to such powers and authority as are allocated to the Administrative Committee elsewhere in the Plan or in the Trust Agreement, the Administrative Committee shall have such other powers and authority as may be necessary or helpful for the administration of the Plan, including, without limitation, the sole power and discretion:

(a) To interpret and construe the provisions of the Plan and to decide any and all matters that may arise hereunder, including, without limitation, the authority to resolve any omissions, ambiguities or inconsistencies.

(b) To decide all questions, including questions of fact, regarding eligibility to participate in the Plan and entitlement to benefits under the Plan, and to determine the amount, manner and timing of benefits under the Plan. The Administrative Committee shall have full discretion to carry out its duties hereunder and shall be the sole judge of the standard of proof required in any case (including, but not limited to, questions as to disability, death or hardship) and the application and interpretation of the terms of this Plan.

(c) To promulgate such rules and procedures, to maintain or cause to be maintained such records and to issue such forms as it shall deem necessary and proper for the administration of the Plan.

(d) Subject to the terms of the Plan, to determine the time and manner in which all elections authorized by the Plan shall be made or revoked.

(e) To determine the Compensation, Hours of Service, Eligibility Years of Service and Vesting Service of any individual for all purposes of the Plan and to adopt such relevant rules, presumptions and procedures consistent with Plan provisions and permitted by applicable law as the Administrative Committee shall deem appropriate, desirable or necessary to make such determinations.

(f) To direct the Trustee with respect to the payments and distributions to be made from the Trust Fund in accordance with the Plan.

(g) To approve and enforce loans to Participants and Beneficiaries under Article VI.

(h) To monitor the limitations of the Code on contributions under the Plan and to take such action as it deems appropriate to assure that such limits are satisfied for each year.

(i) To establish a claims procedure in accordance with applicable law which shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying such claim. The decision of the Administrative Committee on the appeal of any benefit claim shall be final and binding on all persons.

(j) To direct that such amounts be withheld from any payment due under this Plan as required to conform with applicable income tax law.

(k) To determine whether any domestic relations order affecting the rights of a Participant under the Plan is a “qualified domestic relations order” under Code Section 414(p), to establish such written procedures as it shall deem necessary or proper to determine the qualified status under Code Section 414(p) of any such domestic relations order, and to administer distributions pursuant to any domestic relations order which the Administrative Committee determines to be a qualified domestic relations order within the meaning of Code Section 414(p).

It is specifically intended that the Administrative Committee shall have the discretionary authority to determine whether or not any person is entitled to benefits under the Plan and the amount, manner and timing of any such benefits. The Administrative Committee’s decisions or actions in good faith shall be conclusive and binding upon all Participants, Employees and their Beneficiaries, and any other persons claiming through or under them.

8.3 Limitation of Liability; Indemnity.

(a) Except as otherwise provided by law, no person who is a member of the Administrative Committee, or any employee, director or officer of an Employer or any Subsidiary, shall incur any liability whatsoever on account of any matter connected with or related to the Plan or the administration of the Plan, unless such person shall have acted in bad faith or been guilty of willful misconduct in respect of his/her duties, actions or omissions in respect of the Plan.

(b) The Company shall indemnify and save harmless each member of the Administrative Committee, and each employee, director or officer of any Employer who is a “fiduciary” under the Plan within the meaning of ERISA, or who serves in any other capacity under the Plan, from and against any and all loss, liability, claim, damage, cost and expense (including, but not limited to, all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or in settlement of any such claim), and liability arising from any act or failure to act arising out of or connected with his/her service in such fiduciary or other capacity to the fullest extent permitted under the Certificate of Incorporation and By-Laws of the Company.

8.4 Counsel and Agents. The Administrative Committee may employ such counsel (including legal counsel, who may be counsel for the Company or any Subsidiary), accountants, investment advisors, consultants, physicians, agents and such clerical, medical and other services as it may require in carrying out the provisions of the Plan, and shall charge the fees, charges and costs resulting from such employment as an expense of the Trust Fund unless paid by the Employer. Unless otherwise prohibited by law, persons employed by the Administrative Committee as counsel, agents or otherwise, may include members of the Administrative Committee, or of the board of directors of the Company or any Subsidiary, or firms with which members of the Administrative Committee or the board of directors of the Company or any Subsidiary are associated as partners, employees or otherwise. Persons serving on the Administrative Committee or on any subcommittee or advisory committee shall be fully protected in acting or refraining to act in accordance with the advice of legal or other counsel.

8.5 Reliance on Information. The members of the Administrative Committee and the Company and any Subsidiary and their respective officers, directors and employees shall be entitled to rely upon all tables, valuations, certificates, opinions and reports furnished by any accountant, trustee, actuary, investment manager, insurance company, counsel, consultant or other expert who shall be engaged by the Administrative Committee or by any Employer, and the members of the Administrative Committee and the Company and any Subsidiary and their respective officers, directors and employees shall be fully protected in respect of any action taken or suffered by them in good faith in reliance thereon, and all action so taken or suffered shall be conclusive upon all persons affected thereby.

8.6 Fiduciaries The provisions of this Section 8.6 shall apply notwithstanding any contrary provisions of the Plan or of the Trust Agreement.

(a) Named Fiduciaries. The members of the Administrative Committee shall be the named fiduciaries of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to control and manage the operation and administration of the Plan and the Plan assets except with respect to those matters which under the Trust Agreement are the responsibility, or subject to the authority of, the Trustee. The Administrative Committee shall be the “administrator” and the “plan administrator” with respect to the plan, as those terms are defined in ERISA Section 3(16)(A) and in Code Section 414(g), respectively.

(b) Allocation and Delegation of Fiduciary Responsibilities. The Administrative Committee may allocate fiduciary responsibilities among its members and may designate persons, including persons other than “named fiduciaries” (as defined in ERISA Section 402(a)(2)), to carry out the specified responsibilities of the Administrative Committee and shall not be liable for any act or omission of a person so designated.

(c) Service in Multiple Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

(d) Investment Managers. The Administrative Committee may appoint an investment manager or managers, as defined in ERISA Section 3(38), to manage (including the power to acquire, invest and dispose of) any assets of the Plan. Any such investment manager shall acknowledge in writing that it is a fiduciary with respect to the Plan. The Administrative Committee shall enter into an agreement which each such investment manager specifying the duties and compensation of the investment manager and the other terms and conditions under which the investment manager shall be retained. The Administrative Committee shall not be liable for any act or omission of any such investment manager and shall not be liable for following the advice of any investment manager, with respect to any duties delegated to any investment manager.

8.7 Genuineness of Documents. The Administrative Committee, and any Employer and its officers, directors and employees, shall be entitled to rely upon any notice, request, consent, letter or other document believed by them to be genuine, and to have been signed or sent by the proper person, and shall be fully protected in respect of any action taken or suffered by them in good faith in reliance thereon.

8.8 Proper Proof. In any case in which an Employer or the Administrative Committee shall be required under the Plan to take action upon the occurrence of any event, they shall be under no obligation to take such action unless and until proper and satisfactory evidence of such occurrence shall have been received by them.

8.9 Disputes. In the event that any dispute shall arise as to any act to be performed by the Administrative Committee, the Administrative Committee may postpone the performing of such act until final adjudication of such dispute shall have been made in a court of competent jurisdiction or until the members of the Administrative Committee shall be indemnified against loss to their satisfaction.

8.10 Records. The Administrative Committee shall maintain, or cause to be maintained, records reflecting the administration of the Plan, which records shall be subject to audit by the Company.

8.11 Payment of Plan and Trust Fund Expenses. All reasonable expenses of administering the Plan and Trust Fund which are incurred in connection with, or which arise out of the operation and/or termination of the Plan and/or Trust Fund (including, without limitation, legal, accounting and general administrative expenses) shall be paid from the Trust Fund, unless otherwise paid by the Employer. To the extent permitted by ERISA and the Code, the Employer shall be reimbursed for any such expenses which it may advance on behalf of the Plan.

ARTICLE IX
AMENDMENT OR TERMINATION

9.1 Amendment of Plan. The Company shall have the right at any time to amend the Plan, by an instrument in writing, effective retroactively or otherwise; provided, however, that no amendment shall

(a) authorize any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries;

(b) decrease the Account balance of any Participant under the Plan;

(c) reduce the vested interest of any Participant in his/her Account balance;

(d) eliminate an optional form of benefit, except to the extent permitted by Code Section 411(d)(6); or

(e) change the vesting schedule, in a manner which is not at least as favorable as the prior vesting schedule, either directly or indirectly, unless each Participant having not less than three years of Vesting Service is permitted to elect, within a reasonable period specified by the Administrative Committee after the adoption of such amendment, to have his/her vested interest determined without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end as the latest of:

(i) 60 days after the amendment is adopted;

(ii) 60 days after the amendment becomes effective; or

(iii) 60 days after the Participant is issued written notice by the Administrative Committee.

9.2 Termination of Plan or Discontinuance of Contributions. The Plan may be terminated by the Company at any time in the Company’s sole discretion, in whole or in part, by an instrument in writing. Notwithstanding any other provision of the Plan, upon the complete termination of the Plan, a partial termination of the Plan, or the complete discontinuance of contributions under the Plan, the Employer Matching Contribution Subaccount of each affected Employee shall become 100% fully vested and nonforfeitable. In the event of a complete termination of the Plan, the Administrative Committee shall instruct the Trustee to distribute Accounts to Participants or their Beneficiaries, as the case may be, provided that Pre-Tax Contribution Subaccounts shall not be distributed if the Company or an ERISA Affiliate has established or maintains a “successor plan” within the meaning of Code Section 401(k)(10).

9.3 Amendments Required for Qualification. All provisions of this Plan, and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time to qualify the Plan under Code Sections 401(a), 401(k) or 401(m), to continue the Plan as so qualified, or to comply with any other provision of law. Such amendments, modifications or alterations may, as necessary, be made retroactively by the Company.

9.4 Merger or Transfer of Assets.

(a) Subject to Section 9.4(b), the Company may direct that the Plan be merged or consolidated with, or transfer all or a portion of its liabilities to, another plan or receive assets and liabilities from another plan.

(b) The Plan may not be merged or consolidated with, nor may Plan assets or liabilities be transferred to, any other plan, in whole or in part, unless each Participant would be entitled to a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then been terminated).

9.5 Sale of a Subsidiary or Division.

In the event of:

(a) the disposition by an Employer, which is a corporation, to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of the Employer if the Employer continues to maintain the Plan after the disposition; or

(b) the disposition by an Employer, which is a corporation, to an unrelated entity or individual of such Employer’s interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the Employer continues to maintain the Plan;

each Employee who continues in employment with the acquiring corporation or the subsidiary, as applicable, shall be deemed to have had a Termination of Employment for purposes of Article VII hereto; provided, however, that a distribution shall be permitted on account of such event only if it is made in a “lump sum distribution,” within the meaning of Code Section 401(k)(10), and it is made no later than the end of the second calendar year following the year in which the disposition occurred.

ARTICLE X
MISCELLANEOUS

10.1 Exclusive Benefit of Participants. Except as provided by Section 3.16, all Employer contributions when made to the Trust Fund and all property of the Trust Fund, including income from investments and all other sources, shall be retained for the exclusive benefit of Participants and Beneficiaries and shall be used to pay benefits provided hereunder and expenses of administration of the Plan and the Trust Fund to the extent not paid by the Employer.

10.2 Plan Not an Employment Contract. Neither the establishment of this Plan nor the making of contributions by any Employer nor any action of any Employer, the Administrative Committee or the Trustee under this Plan shall be held or construed to confer upon any person any legal right to be continued as an employee of any Employer.

10.3 Qualified Domestic Relations Orders. Notwithstanding any provision of this Plan to the contrary, a Participant’s Accounts shall be subject to allocation or distribution in accordance with the terms of a court order which is determined by the Administrative Committee to be a “qualified domestic relations order” within the meaning of Code Section 414(p) (a “QDRO”). Effective June 1, 2001 with respect to QDROs issued or approved by a court on or after such date, distribution of all or a portion of the vested balance of a Participant’s Accounts may be made to an alternate payee prior to the Participant’s Termination of Employment or “earliest retirement age” under the Plan (as determined under Code Section 414(p)), to the extent provided under the QDRO.

10.4 Spendthrift Clause. No benefit or payment under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and no attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be valid, nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such benefit or payment, or subject to attachment, garnishment, levy, execution or other legal or equitable process; provided, however, that this Section 10.4 shall not apply to a loan made to a Participant or Beneficiary from his/her Accounts under Article VI or to the creation, assignment or recognition of a right to any benefit or payment payable with respect to a Participant pursuant to a QDRO (as defined in Section 10.3).

10.5 Obligations of Employer Limited. No Employer assumes any obligations under this Plan except those specifically stated in this Plan. No person shall have any right to participate in profits by reason of this Plan except to the extent expressly set forth herein. No Employer shall be under any legal obligation to make any contribution to the Trust Fund except as expressly provided herein.

10.6 Separation of Invalid Provisions. If any provision of this Plan is held invalid, the remainder of the Plan shall not be affected thereby.

10.7 Payment to a Minor or Incompetent. In the event any benefit under the Plan is payable to a minor or an incompetent or to a person otherwise under a legal disability, or who, in the sole discretion of the Administrative Committee, is by reason of advanced age, illness or other physical or mental incapacity incapable of handling and disposing of his/her property, or otherwise is in such position or condition that the Administrative Committee believes that he/she could not utilize the benefit for his/her support or welfare, the Administrative Committee shall have discretion to apply the whole or any part of such benefit directly to the care, comfort, maintenance, support, education or use of such person, or pay the whole or any part of such benefit to the parent of such person, the guardian, committee, conservator or other legal representative, wherever appointed, of such person, the person with whom such person is residing, or to any other person having the care and control of such person. The Administrative Committee shall be under no duty to see to the application of any such payment, and any such payment shall be a complete discharge of any liability for such payment under the Plan. In lieu of any such payment, the Administrative Committee may institute such procedures as are available to it under Section 10.8 in the event of doubt as to the right of any person to any payment under the Plan.

10.8 Doubt as to Right to Payment. If at any time any doubt exists as to the right of any person to any payment hereunder or as to the amount or time of such payment, the Administrative Committee, in its discretion, may direct the Trustee (or any insurance company) to hold such sum as a segregated amount in trust until such right or amount or time is determined or to pay such sum into court in accordance with appropriate rules of law, or to make payment only upon receipt of a bond or similar indemnification satisfactory to the Administrative Committee.

10.9 Participation in the Plan by a Subsidiary.

(a) With the consent of the Company and by duly authorized action, a Subsidiary may adopt the Plan; provided, however, that effective January 1, 2001, only a Subsidiary which is an ERISA Affiliate may adopt the Plan. Such Subsidiary, by duly authorized action, also may determine the classes of its Employees who shall be Eligible Employees.

(b) With the consent of the Company and by duly authorized action, any Employer may terminate its participation in the Plan or withdraw from the Plan and the Trust Fund.

(c) An Employer other than the Company shall have no power with respect to the Plan or Trust Fund except as specifically provided by this Section 10.9.

10.10 Action by Company or Employer. Any action required or permitted to be taken by the Company or any other Employer under the Plan shall be taken by written action of its board of directors or any other person or persons duly empowered to act on behalf of the Company or Employer, as appropriate, or such other person or persons to whom the authority to take such action has been delegated.

10.11 Estoppel of Participants and Their Beneficiaries. An Employer and the Administrative Committee may rely upon any certificate, statement or other representation made to them by any employee, Participant or Beneficiary with respect to age, length of service, marital status, leave of absence, date of cessation of employment, or other fact required to be determined under any of the provisions of the Plan, and shall not be liable on account of the payment of any moneys or the doing of any act in reliance upon any such certificate, statement or other representation. Any such certificate, statement or other representation made by an Employee or Participant shall be conclusively binding upon such Employee or Participant and his/her Beneficiary, and such Employee, Participant or Beneficiary shall thereafter be estopped from disputing the truth and correctness of such certificate, statement or other representation. Any such certificate, statement or other representation made by a Participant’s Beneficiary shall be conclusively binding upon such Beneficiary, and such Beneficiary shall thereafter be estopped from disputing the truth and correctness of such certificate, statement or other representation.

10.12 Inability to Locate Distributee. Notwithstanding any other provision of the Plan, in the event that payment of any benefit under this Plan to a Participant or any other person (“distributee”) cannot be made within three years after the date such benefit becomes payable (or within such shorter period after which such benefit would otherwise escheat under applicable law), because of the Administrative Committee’s inability to ascertain the whereabouts of such distributee by mailing to the last known address of such distributee on the records of the Employer or the Administrative Committee, and such distributee has not made written claim therefor before the expiration of such period, then the Administrative Committee may direct that the entire undistributed balance of such distributee’s Accounts be forfeited and applied in accordance with Section 5.3. The amount of any benefit under the Plan which is so forfeited shall be restored (without adjustment for gains or losses) from other forfeitures under the Plan and, if necessary, by an additional Employer contribution if such distributee subsequently makes a valid claim for such benefit. This Section 10.12 shall apply irrespective of whether the Participant terminated employment before, on or after January 1, 2001.

10.13 Claims Procedure. The Administrative Committee shall establish a claims procedure in accordance with applicable law and shall afford a reasonable opportunity to any Participant whose claim for benefits has been denied for a full and fair review of the decision denying such claim.

10.14 Singular and Plural and Article and Section References. As used in the Plan, the singular includes the plural, and the plural includes the singular, unless qualified by the context. Titles of Articles and Sections of the Plan are for convenience of reference only and are to be disregarded in applying the provisions of the Plan. Any reference in this Plan to an Article or Section is to the Article or Section so specified of the Plan.

10.15 Governing Law. The Plan is intended to qualify under Code Section 401(a) and to comply with ERISA, and its terms shall be interpreted accordingly. To the extent not preempted by ERISA, the Plan shall be governed by, construed and administered under the law of the State of Delaware without regard to the principles of conflicts of laws, to the extent not preempted by Federal law.

10.16 Military Service. Effective December 12, 1994 and notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). In addition, in accordance with such procedures as may be established by the Administrative Committee, loan repayments under this Plan may be suspended as permitted by Code Sections 72(p) and 414(u) during a Participant’s period of military service.

IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this Plan, as amended and restated effective as of January 1, 2001, to be signed this 23rd day of October, 2001.

PATHMARK STORES, INC.
/s/ Robert Joyce
Robert Joyce

ATTEST:

/s/ Marc Strassler
Marc Strassler
Secretary

SGC SAVINGS PLAN
APPENDIX A

SPECIAL PROVISIONS
APPLICABLE TO EMPLOYEES OF
PAULS TRUCKING AND BLAIR DISTRIBUTORS

1. Pauls Trucking

Effective as of the closing of the transactions contemplated by the Asset Transfer Agreement dated as of September 15, 1997, by and among Pathmark Stores, Inc., Plainbridge, Inc., Pauls Trucking Corp., and Grocery Haulers, Inc., Participants who were employees (as of the closing) of Pauls Trucking Corp. shall be 100% vested in their Accounts under the Plan.

2. Blair Distributors

Effective as of the closing of the transactions contemplated by the Asset Purchase Agreement dated as of September 26, 1997, by and among Pathmark Stores, Inc., Plainbridge, Inc., and C&S Wholesale Grocers, Inc., Participants who were employees (as of the closing) of the Blair Distributors division of Plainbridge, Inc. shall be 100% vested in their Accounts under the Plan.

AMENDMENT No. 1

to the

SGC SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

The SGC Savings Plan (as amended and restated effective as of January 1, 2001) (the “Plan”) is hereby amended in the following respects, effective for Payroll Periods beginning on or after March 3, 2002:

1.	Section 1.20 is hereby amended in its entirety to read as follows:

“1.20 Employer Matching Contributions shall mean Employer contributions made in accordance with Section 3.1(b)(i) or 3.1(b)(ii) with respect to a Participant’s Pre-Tax Contributions or After-Tax Contributions.”

2.	Section 3.1(b) is hereby amended in its entirety to read as follows:

“(b)	Employer Matching Contributions.

(i)	For each Payroll Period beginning on or after March 3, 2002, an Employer shall contribute on behalf of a Participant, as an Employer Matching Contribution, an amount equal to 50% of the Participant’s total Pre-Tax Contributions and After-Tax Contributions for the Payroll Period which are not in excess of 6% of the Participant’s Compensation for the Payroll Period. Such Employer Matching Contributions shall be made with respect to Pre-Tax Contributions before they are made with respect to After-Tax Contributions. No Employer Matching Contribution shall be made with respect to a Rollover Contribution. In no event will the Employer Matching Contribution made on behalf of a Participant under this Section 3.1(b)(i) for any Payroll Period exceed 3% of the Participant’s Compensation for such Payroll Period.

(ii)	In addition to Employer Matching Contributions made under Section 3.1(b)(i) above, for any Plan Year beginning on or after January 1, 2002, an Employer may, in its discretion, make an additional Employer Matching Contribution (a “Discretionary Matching Contribution”) on behalf of each Participant who is an Employee of the Employer or a Subsidiary on the last day of the Plan Year. The amount of any such Discretionary Matching Contribution made on behalf of such an eligible Participant for a Plan Year shall be equal to a percentage to be determined by the Company, in its discretion, of the Participant’s Employer Matching Contributions made for the Plan Year under Section 3.1(b)(i) above (or, with respect to the period from January 1, 2002 through March 2, 2002, under the prior provisions of the Plan).”

3.	The second sentence of Section 3.4 (“Time of Payment”) is hereby amended in its entirety to read as follows:

“Employer Matching Contributions for any Plan Year shall be paid to the Trustee no later than the date (including extensions) for filing the Employer’s federal income tax return for the taxable year with or within which such Plan Year ends.”

IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this amendment to be executed this20th day of February, 2002.

AMENDMENT No. 2

to the

SGC SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

The SGC Savings Plan (as amended and restated effective as of January 1, 2001) (the “Plan”) is hereby amended in the following respects:

1. Effective January 1, 1997, Article I is hereby amended by adding the following definition of "Leased Employee":

“1.29A Leased Employee shall mean, effective January 1, 1997, any person who is not an employee of the Company or an ERISA Affiliate and who provides services to the Company or an ERISA Affiliate if (a) such services are provided pursuant to an agreement between the Company or an ERISA Affiliate and any other person (a “leasing organization”), (b) such person has performed such services for the Company or an ERISA Affiliate (or for the Company, ERISA Affiliates and “related persons”, within the meaning of Code Section 144(a)(3)) on a substantially full-time basis for a period of at least one year, and (c) such services are performed under primary direction or control by the Company or an ERISA Affiliate.”

2. Effective January 1, 1997, clause (c) of Section 1.13 (“Eligible Employee”) is hereby amended in its entirety to read as follows:

“(c) any Leased Employee;"

3. Effective January 1, 1997, Section 1.17 is hereby amended in its entirety to read as follows:

“1.17 Employee shall mean any individual who, under the usual common law rules applicable in determining the employer-employee relationship, has the status of an employee of the Company or a Subsidiary or who is a Leased Employee. Notwithstanding the preceding sentence, if Leased Employees do not constitute more than twenty percent of the nonhighly compensated work force, within the meaning of Code Section 414(n)(5)(C)(ii), of the Company and its ERISA Affiliates, the term “Employee” shall not include those Leased Employees covered by a plan described in Code Section 414(n)(5).”

4. Effective January 1, 1997, the definition of “Highly Compensated Employee” in Article I is hereby amended in its entirety to read as follows:

“1.27 Highly Compensated Employee shall mean, with respect to any Plan Year beginning on or after January 1, 1997, any individual who is an Employee of the Company or an ERISA Affiliate during the Plan Year (the “determination year”) and either:

(a)	during the prior Plan Year (the “lookback year”) had compensation from the Company and its ERISA Affiliates in excess of $80,000 (as adjusted pursuant to Code Section 415(d)) and, if elected by the Administrative Committee, was in the top-paid 20% of Employees of the Company and its ERISA Affiliates for the lookback year; or

(b)	was a 5% owner of the Company or an ERISA Affiliate at any time during the determination year or the lookback year.

The determination of who is a Highly Compensated Employee, including the determination of the top-paid 20% of Employees and the compensation that is considered, will be made in accordance with Code Section 414(q).”

5. Effective January 1, 2001, Section 7.1(c) is hereby amended in its entirety to read as follows:

“(c)	Unless a Participant otherwise elects in writing, distribution of the Participant’s vested Accounts shall be made no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

(i) The attainment by the Participant of Normal Retirement Age;

(ii) The tenth anniversary of the year in which the Participant commenced participation in the Plan; or

(iii) The Participant’s Termination of Employment.

Notwithstanding the preceding sentence, no distribution will be made to a Participant who is under age 70 until the Participant has filed a claim for benefits in the form and manner prescribed by the Administrative Committee. In no event may a Participant who has terminated employment with the Company and its Subsidiaries elect to defer distribution of his/her vested Accounts beyond age 70.”

6. Effective January 1, 1995, clause (a) of Section 3.12.2 is hereby amended in its entirety to read as follows:

“(a)	effective for Limitation Years beginning on or after January 1, 1995, the adjusted dollar limit in effect for the Limitation Year under Code Sections 415(c)(1)(A) and 415(d), or”

IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this amendment to be executed this 1st day of March, 2002.

PATHMARK STORES, INC.
/s/ Marc Strassler
Marc Strassler Secretary

AMENDMENT No. 3

to the

SGC SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

The SGC Savings Plan (as amended and restated effective as of January 1, 2001) (the “Plan”) is hereby amended in the following respects, effective as of March 1, 2002:

1. The name of the Plan is hereby changed to the “Pathmark Stores, Inc. Savings Plan,” and Section 1.36 is hereby amended in its entirety to read as follows:

“1.36 Plan shall mean the Pathmark Stores, Inc. Savings Plan, as amended from time to time.”

IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this amendment to be executed this 19th day of March, 2002.

PATHMARK STORES, INC.
/s/ Marc Strassler
Marc Strassler Secretary

AMENDMENT No. 4

to the

PATHMARK STORES, INC. SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

The Pathmark Stores, Inc. Savings Plan (as amended and restated effective as of January 1, 2001) (the “Plan”) is hereby amended in the following respects, effective with respect to disabilities incurred on or after _______________, 2002:

1. Section 1.35 is hereby amended in its entirety to read as follows:

“1.35 Permanent Disability shall mean, with respect to a Participant, a mental or physical disability incurred by the Participant while he/she was an Employee of the Company or a Subsidiary and by reason of which he/she has been determined to be entitled to receive either (i) benefits under a long-term disability plan sponsored by the Employer, or (ii) disability benefits under Title II of the Social Security Act.”

IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this amendment to be executed this 19th day of March, 2002.

PATHMARK STORES, INC.
/s/ Marc Strassler
Marc Strassler Secretary

AMENDMENT No. 5

to the

PATHMARK STORES, INC. SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

The Pathmark Stores, Inc. Savings Plan, as amended and restated effective as of January 1, 2001 (“Plan”) is hereby amended as follows by adding the following addendum at the end thereof:

“EGTRRA ADDENDUM

PREAMBLE

1. Adoption and effective date of Addendum. This Addendum to the Pathmark Stores, Inc. Savings Plan (the “Plan”) reflects certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The provisions of this Addendum are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the provisions of this Addendum shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

2. Supersession of inconsistent provisions. The provisions of this Addendum shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Addendum.

3. Definitions. All capitalized terms used in this Addendum and not defined herein shall have the respective meanings set forth in the Plan.

SECTION I. CODE SECTION 415 LIMIT ON ANNUAL ADDITIONS

1. Effective date. This section shall be effective for Limitation Years beginning after December 31, 2001.

2. Maximum Annual Additions. Except to the extent permitted under section IX of this Addendum and Code Section 414(v), the Annual Additions that may be contributed or allocated to a Participant’s Accounts under the Plan for any Limitation Year shall not exceed the lesser of:

(a) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

(b) 100 percent of the Participant’s compensation, within the meaning of Code Section 415(c)(3), for the Limitation Year.

The compensation limit referred to in (b) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated an Annual Addition.

SECTION II. INCREASE IN COMPENSATION LIMIT

The limitation on annual compensation taken into account in determining a Participant’s allocations under the Plan for any Plan Year beginning after December 31, 2001 shall be $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

SECTION III. VESTING OF PROFIT SHARING AND EMPLOYER MATCHING CONTRIBUTIONS

1. Applicability. This section shall apply only to Participants who complete an Hour of Service in a Plan Year beginning after December 31, 2001.

2. Effect of Discharge for Cause. The first sentence of Section 5.6 of the Plan (“Effect of Discharge for Cause”) is hereby amended by substituting the phrase “such Participant has fewer than three complete years of Vesting Service” for “such Participant has fewer than five complete years of Vesting Service.”

SECTION IV. DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

1. Effective date. This section shall apply to distributions from the Plan made after December 31, 2001.

2. Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions in Section 7.3 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

3. Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions in Section 7.3 of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

4. Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in Section 7.3 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b) (“IRA”), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

SECTION V. ROLLOVERS FROM OTHER PLANS

The Plan will not accept rollover contributions (whether made as direct rollovers or participant rollover contributions) other than rollover contributions which were permitted under the terms of the Plan as in effect prior to the enactment of EGTRRA. Accordingly, the Plan will not accept rollover contributions of after-tax employee contributions and the Plan will not accept rollover contributions from an annuity contract described in Code Section 403(b), an eligible plan under Code Section 457(b), or an IRA other than an IRA funded solely by a distribution from a qualified plan described in Code Section 401(a) or 403(a).

SECTION VI. ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

1. Applicability and effective date. This section shall apply with respect to distributions from the Plan made after December 31, 2001 regardless of when the severance from employment occurred.

2. Rollover Contribution Account disregarded in determining value of account balance for involuntary distributions. For purposes of Sections 7.1(b) and 7.2(b) of the Plan, the determination as to whether the vested balance of a Participant’s Accounts exceeds $5,000 as of a Cash Out Valuation Date shall be made without regard to the value of the Participant’s Rollover Contribution Account (if any). If the vested balance of a terminated or deceased Participant’s Accounts as so determined does not exceed $5,000, then the entire vested balance of the Participant’s Accounts, including any Rollover Contribution Account, shall be distributed to the Participant or the Participant’s Beneficiary, as applicable, in an immediate lump sum cash payment.

SECTION VII. REPEAL OF MULTIPLE USE TEST

The multiple use test described in Treasury Regulation Section 1.401(m)-2 and Section 3.11 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

SECTION VIII. ELECTIVE DEFERRALS - CODE SECTION 402(g) DOLLAR LIMIT

No Participant shall be permitted to have elective deferrals, within the meaning of Code Section 402(g), made under this Plan or any other qualified plan maintained by the Company or an ERISA Affiliate during any taxable year in excess of the dollar limit contained in Code Section 402(g) in effect for such taxable year except to the extent permitted under section IX of this Addendum and Code Section 414(v).

SECTION IX. CATCH-UP CONTRIBUTIONS

1. Catch-Up Contributions. Effective July 1, 2002, all Participants who are eligible to make Pre-Tax Contributions under this Plan and who have reached age 50 (or are projected to reach age 50 by the end of the calendar year which begins with or within the current Plan Year) shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such catch-up contributions.

Notwithstanding any other provision of this Addendum or the Plan to the contrary, no Employer Matching Contributions shall be made with respect to catch-up contributions.

2. Limit on Pre-Tax Contributions. Effective July 1, 2002, Participants who have been determined by the Administrative Committee to be Highly Compensated Employees for any Plan Year shall not be permitted to make Pre-Tax Contributions for any Payroll Period within such year which are in excess of 7% of their Compensation for that Payroll Period.

SECTION X. DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

1. Effective date. This section shall apply for distributions from the Plan after December 31, 2001 regardless of when the severance from employment occurred.

2. New distributable event. The vested balance of a Participant’s Accounts shall be distributable on account of the Participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before the vested balance of a Participant’s Accounts may be distributed.

SECTION XI. MODIFICATION OF TOP-HEAVY RULES

1. Effective date. This section shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This section amends Section 3.15 of the Plan.

2. Determination of top-heavy status.

2.1 Key Employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Company or an ERISA Affiliate having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Company or an ERISA Affiliate, or a 1-percent owner of the Company or an ERISA Affiliate having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

2.2 Determination of present values and amounts. This section 2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

2.2.1 Distributions during year ending on the Determination Date. The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

2.2.2 Employees not performing services during year ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Company or an ERISA Affiliate during the 1-year period ending on the Determination Date shall not be taken into account.

3. Minimum benefits.

3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to employer matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).”

IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this amendment to be executed this 10th day of December, 2002.

PATHMARK STORES, INC.
/s/ Marc Strassler
Marc Strassler Secretary

AMENDMENT No. 6

to the

PATHMARK STORES, INC. SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

The Pathmark Stores, Inc. Savings Plan, as amended and restated effective as of January 1, 2001 (“Plan”) is hereby amended in the following respects:

1. Effective January 1, 1998, for purposes of the definition of “Compensation” in Section 1.12, the definition of “Testing Compensation” in Section 3.8(i), and the definition of “Limitation Compensation” in Section 3.12.1(c), amounts contributed to or under a plan or arrangement maintained by the Employer or an ERISA Affiliate under Code Section 125 pursuant to a salary reduction election by a Participant shall include any salary reduction contributions which are not available to the Participant in cash in lieu of group health coverage because the Participant is unable to certify that he/she has other health coverage. Any such salary reduction contribution will be treated as a salary reduction contribution under Code Section 125 only if the employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this amendment to be executed this 10th day of December, 2002.

PATHMARK STORES, INC.
/s/ Marc Strassler
Marc Strassler Secretary

AMENDMENT No. 7

to the

PATHMARK STORES, INC. SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

The Pathmark Stores, Inc. Savings Plan, as amended and restated effective as of January 1, 2001 (“Plan”) is hereby amended in the following respects:

1. Effective January 1, 2004, Section IX of the EGTRRA Addendum (“Catch-Up Contributions”) is hereby amended by deleting subsection 2 thereof (“Limit on Pre-Tax Contributions”).

2. Effective January 1, 2003, the Plan is hereby amended by adding the following addendum at the end thereof:

“CODE SECTION 401(a)(9) ADDENDUM

MINIMUM DISTRIBUTION REQUIREMENTS

Section 1. General Rules.

1.1. Effective Date. The provisions of this Addendum will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2. Precedence. The requirements of this Addendum will take precedence over any inconsistent provisions of the Plan.

1.3. Requirements of Treasury Regulations Incorporated. All distributions required under this Addendum will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

1.4. Purpose. This Addendum is intended to set forth the required minimum distribution provisions of Code Section 401(a)(9) and the Treasury regulations issued thereunder. It shall not be construed to permit a Participant or Beneficiary to defer a distribution required by the other terms of the Plan or to receive an amount in excess of the vested portion of the Participant’s Accounts.

1.5. Definitions. All capitalized terms used in this Addendum and not defined herein shall have the respective meanings set forth in the Plan.

Section 2. Time and Manner of Distribution.

2.1. Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

2.2. Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

For purposes of this section 2.2 and section 4, distributions are considered to begin on the Participant’s required beginning date.

2.3. Forms of Distribution. Unless the Participant’s interest is distributed in the form of a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this Addendum.

Section 3. Required Minimum Distributions During Participant's Lifetime.

3.1. Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a) the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(b) if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

3.2. Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

Section 4. Required Minimum Distributions After Participant's Death.

4.1. Death On or After Date Distributions Begin.

(a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

(1) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2) If the Participant’s Surviving Spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the Surviving Spouse is calculated for each distribution calendar year after the year of the Participant’s death using the Surviving Spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the Surviving Spouse’s death, the remaining life expectancy of the Surviving Spouse is calculated using the age of the Surviving Spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3) If the Participant’s Surviving Spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2. Death Before Date Distributions Begin. If the Participant dies before the date distributions begin, distribution of the Participant’s entire interest will be made in accordance with section 2.2.

Section 5. Definitions. The following terms shall have the following meanings for purposes of this Addendum.

5.1. Designated beneficiary. The individual who is designated as the Participant’s Beneficiary under Section 7.2(c) of the Plan and is the designated beneficiary under Code Section 401(a)(9) and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2. Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3. Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

5.4. Participant’s account balance. The Participant’s account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (“valuation calendar year”) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5 Required beginning date. The required benefit commencement date specified in Section 7.4(b) of the Plan.”

IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this amendment to be executed this 12th day of December, 2003.

PATHMARK STORES, INC.
/s/ Marc Strassler
Marc Strassler Secretary

AMENDMENT No. 8

to the

PATHMARK STORES, INC. SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2001)

The Pathmark Stores, Inc. Savings Plan, as amended and restated effective as of January 1, 2001 (“Plan”) is hereby amended in the following respects, effective as of March 28, 2005 with respect to distributions made on or after such date:

1. Section 7.1(b) of the Plan is hereby amended by substituting “$1,000 as of a Cash Out Valuation Date” for “$5,000 as of a Cash Out Valuation Date (and, effective with respect to distributions made prior to March 22, 1999, did not at the time of any prior distribution exceed the involuntary cash out limit then in effect under the Plan in accordance with Code Section 411(a)(11)(A)).”

2. Section 7.2(b) of the Plan is hereby amended by substituting “$1,000” for “$5,000.”

3. Section VI of the EGTRRA Addendum to the Plan (“Rollovers Disregarded in Involuntary Cash-Outs”) is hereby amended in its entirety to read as follows:

“SECTION VI. [Omitted.]”

IN WITNESS WHEREOF, Pathmark Stores, Inc. has caused this amendment to be executed this 28th day of March, 2005.

PATHMARK STORES, INC.
/s/ Marc Strassler
Marc Strassler Secretary